                                        PROSPECTUS

                                       [HARBOR FUND LOGO]

                                        DECEMBER 1, 2002

                                        HARBOR HIGH-YIELD BOND FUND

 -------------------------------------------------------------------------------
                                        HARBOR FUND

                                        The Securities and Exchange
                                        Commission has not approved any
                                        fund's shares as an investment or
                                        determined whether this prospectus
                                        is accurate or complete. Anyone who
                                        tells you otherwise is committing a
                                        crime.

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                  RISK/RETURN SUMMARY                                    2

                                  THE FUND'S INVESTMENTS

                                    Additional Information About the Fund's Principal
                                      Investments                                        4
                                    Information About the Fund's Other Investments       5

                                  THE ADVISER AND SUBADVISER                             6

                                  YOUR HARBOR FUND ACCOUNT

                                    Choosing a Share Class                               8
                                    How to Purchase Shares                               10
                                    How to Exchange Shares                               12
                                    How to Sell Shares                                   14

                                  SHAREHOLDER AND ACCOUNT POLICIES

                                    Share Price                                          16
                                    Valuation of Shares                                  16
                                    Paying for Shares by Check                           16
                                    Redemptions in Kind                                  16
                                    Accounts with Small Balances                         16
                                    Signature Guarantees                                 16
                                    Statements and Reports                               16
                                    Dividends, Distributions and Taxes                   17

                                  INVESTOR SERVICES

                                    www.harborfund.com                                   18
                                    Telephone Services                                   18
                                    Dividend Exchange Plan                               18
                                    Transfer on Death Registration                       18
                                    Automatic Investment Plan                            19
                                    Automatic Exchange Plan                              19
                                    Automatic Withdrawal Plan                            19
                                    Retirement Accounts                                  19
                                    Householding                                         19

                                  HARBOR FUND DETAILS                                    20

                                  HARBOR'S PRIVACY STATEMENT                             21

                                  FOR MORE INFORMATION                                   Back Cover

--------------------------------------------------------------------------------

YOU SHOULD KNOW

No financial highlights exist for Harbor High-Yield Bond Fund, which commenced operations on December 1, 2002.

An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Harbor Fund's trustees may change the fund's investment goal without shareholder approval.

RISK/RETURN SUMMARY
HARBOR HIGH-YIELD BOND FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT GOAL

Total return.

PRINCIPAL STYLE CHARACTERISTICS
High-yield bonds.

PORTFOLIO MANAGERS
MARK SHENKMAN
FRANK WHITLEY
MARK FLANAGAN
Shenkman Capital Management, Inc.

Mark Shenkman, Frank Whitley and Mark Flanagan have co-managed the fund since its inception in 2002. Mr. Shenkman has been the president of Shenkman Capital Management since 1985. Mr. Whitley, executive vice president of Shenkman Capital Management joined the firm in 1988 and became a portfolio manager in 1995. Mr. Flanagan, senior vice president joined the firm in 1992 and became a portfolio manager in 2002. Mr. Flanagan was the director of credit research for Shenkman Capital Management from 1996-2002.
--------------------------------------------------------------------------------

PRINCIPAL STRATEGIES AND INVESTMENTS

The fund invests primarily in below investment grade bonds of corporate issuers. These bonds may pay interest on a semi-annual basis (i.e., cash pay bonds) or have a deferred interest feature (i.e., zero coupon bonds). The fund may also invest in private placements with registration rights. Only U.S. dollar denominated securities are considered for investment in the fund.

The subadviser selects securities using its internally developed proprietary tools. The companies selected by the subadviser generally exhibit, or have the prospect for, positive credit momentum with the potential for credit rating upgrade. The subadviser seeks to maximize portfolio return and minimize default risk by maintaining strict adherence to the following elements of its philosophy:
- Bottom up, fundamental analysis
- Broad diversification
- Direct communication with management
- Monitor all issuers on a systematic basis
- Credit committee disciplined approach
- Comprehensive reporting and risk control systems

The subadviser conducts an in-depth analysis using proprietary research tools in addition to communicating with management of the issuers to select securities for investment in the fund and to monitor the selected securities on a systematic basis. All securities in the portfolio are reviewed at least four times a year. As part of the selection and monitoring process, the subadviser actively seeks to avoid investing in securities of issuers that it deems have a high risk of default.

The fund intends to invest substantially all, but must invest at least 80%, of its net assets plus borrowings for investment purposes, in a diversified portfolio of below investment grade, high-risk, corporate bonds that are rated below Baa3 by Moody's or below BBB- by S&P, commonly referred to as "high-yield" or "junk bonds". The fund's 80% investment policy may not be changed unless the fund provides 60 days advance notice to its shareholders.

The fund does not focus on bonds with any particular duration or maturity.

CREDIT QUALITY. The fund invests primarily in below investment grade securities, but may invest up to 20% of its net assets in investment grade securities and U.S. Treasury and Agency securities. As such, the fund's average weighted portfolio quality varies from time to time depending on the subadviser's investment strategy. However, it is not the intent of the subadviser to actively invest in defaulted securities.

--------------------------------------------------------------------------------

FUND PERFORMANCE
Because the fund is newly organized and does not yet have a performance history, the bar chart and total return tables are not provided. See page 7 for historical subadviser composite performance information for accounts with substantially similar investment objectives, policies and strategies.

--------------------------------------------------------------------------------

PRINCIPAL RISKS
Although fixed income securities generally are considered to be less volatile than stocks, they do fluctuate in price in response to changes in interest rates and the value of your investment may go down. This means that you could lose money on your investment in the fund or the fund may not perform as well as other possible investments if any of the following occurs:
- Interest rates go up, which will make the price of the fixed income securities go down and reduce the value of the fund's portfolio.
- The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded. Credit risk should be high for the fund because it invests primarily in below investment grade bonds.
- Adverse economic conditions increase the risk that below investment grade companies may not generate sufficient cash flow to service their debt obligations.
- When interest rates are declining, the issuer of a security may exercise its option to call the bond (i.e., prepay principal) earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.
- When interest rates are rising, the average life of securities backed by callable debt obligations is extended because of slower than expected principal payments. This will lock in a below-market interest rate, increase the security's duration and reduce the value of the security. This is known as extension risk.
- The subadviser's judgment about the attractiveness, relative value or potential appreciation of particular sector, security or strategy proves to be incorrect.
- A period of low economic growth or rising interest rates could reduce the fund's ability to sell its bonds. The lack of a liquid market for these securities could decrease the fund's share price.

There is a greater risk that the fund will lose money because it invests primarily in high-yield bonds. These securities are considered speculative because they have a higher risk of issuer default, are subject to greater price volatility and may be illiquid.

RISK/RETURN SUMMARY
HARBOR HIGH-YIELD BOND FUND
--------------------------------------------------------------------------------

FEES AND EXPENSES
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

                         Institutional   Retirement   Investor
                             Class         Class       Class
--------------------------------------------------------------

SHAREHOLDER FEES
(fees paid directly
  from your
  investment)
  Redemption fee(1)          1.00%         1.00%       1.00%

ANNUAL FUND OPERATING
EXPENSES
(expenses that are
  deducted from fund
  assets)
  Management fees            0.70%         0.70%       0.70%
  Distribution and
    service (12b-1)
    fees                     None          0.25%       0.25%
  Other expenses             0.80%         0.80%       0.98%
                             -----         -----       -----
  Total annual fund
    operating
    expenses(2)              1.50%         1.75%       1.93%
--------------------------------------------------------------

(1) The 1% fee applies to shares redeemed (by selling, by exchanging to another fund, or by application of the accounts with small balances exchange policy) within 9-months of purchase. The fee is withheld from redemption proceeds and retained by the fund. Shares held for 9-months or more are not subject to the 1% fee.
(2) The adviser has voluntarily agreed to limit the fund's operating expenses for the current year:

                           Institutional   Retirement   Investor
                               Class         Class       Class
                           -------------------------------------
    Management fees            0.55%         0.55%       0.55%
    Distribution and
      service (12b-1)
      fees                     None          0.25%       0.25%
    Other expenses             0.65%         0.60%       0.60%
                               -----         -----       -----
    Total annual fund
      operating expenses       1.20%         1.40%       1.40%

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This example is based on the gross expenses and assumes that:
- You invest $10,000 in the fund for the time periods indicated;
- You redeem at the end of each period;
- Your investment has a 5% return each year; and
- The fund's operating expenses remain the same.

Although your actual costs may be higher or lower, under these assumptions your costs would be:

                         One       Three       Five        Ten
                         Year      Years      Years       Years
----------------------------------------------------------------

Institutional Class      $154      $485       $  850      $1,934

Retirement Class         $179      $565       $  991      $2,256

Investor Class           $198      $624       $1,093      $2,488
----------------------------------------------------------------

THE FUND'S INVESTMENTS
ADDITIONAL INFORMATION ABOUT THE FUND'S PRINCIPAL INVESTMENTS
--------------------------------------------------------------------------------

FIXED INCOME INVESTMENTS

Fixed income investments include bonds (including bond units), notes (including structured notes), convertible securities, Eurodollar and Yankee dollar instruments, preferred stocks and money market instruments.

Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions.

These securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

Money market securities include commercial paper, certificates of deposit, bankers' acceptances, repurchase agreements and other short-term debt securities.

--------------------------------------------------------------------------------
CREDIT QUALITY

Securities are investment grade if:
- They are rated in one of the top four long-term rating categories of Moody's Investor Services or Standard & Poor's.
- They have received a comparable short-term or other rating.
- They are unrated securities that the subadviser believes to be of comparable quality to rated investment-grade securities.

If a security receives different ratings, a fund will treat the security as being rated in the lowest rating category. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to over-the-counter derivative contracts.

THE FUND'S INVESTMENTS
INFORMATION ABOUT THE FUND'S OTHER INVESTMENTS
--------------------------------------------------------------------------------

DERIVATIVE CONTRACTS

The fund may, but is not required to, use derivative contracts for any of the following purposes:
- To hedge against adverse changes in the market value of securities held by or to be bought for the fund. These changes may be caused by changing interest rates, stock market prices or currency exchange rates.
- As a substitute for purchasing or selling securities or foreign currencies.
- To manage the duration of a fund's fixed income portfolio.
- In non-hedging situations, to attempt to profit from anticipated market developments.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, index or currency.

Examples of derivative contracts are futures contracts, options, forward contracts, swaps, caps, collars and floors.

Even a small investment in derivative contracts can have a big impact on a fund portfolio's interest rate, stock market and currency exposure. Therefore, using derivatives can disproportionately increase a fund's portfolio losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's portfolio holdings. If the fund uses derivatives, it manages its derivative position by segregating enough cash or liquid securities that when combined with the value of the position will equal the value of the asset it represents.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make the fund's portfolio less liquid and harder to value, especially in declining markets.

--------------------------------------------------------------------------------

TEMPORARY INVESTMENT POSITIONS

In response to extraordinary market, economic or political conditions, the fund may depart from its principal investment strategies by taking large temporary investment positions in cash or investment-grade debt securities.

If the fund takes a temporary investment position, it may succeed in avoiding losses but otherwise fail to achieve its investment goal.

--------------------------------------------------------------------------------

PORTFOLIO TURNOVER

The fund may engage in active and frequent trading to achieve its principal investment strategies. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase the shareholders' tax liability. Frequent trading also increases transaction costs, which could detract from a fund's performance. A portfolio turnover rate of over 100% is higher than the rate experienced by many other investment companies and is a result of an actively managed portfolio.

THE ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

THE ADVISER

Harbor Capital Advisors, Inc. is the investment adviser and provides management services to Harbor High-Yield Bond Fund.

Harbor Capital Advisors, Inc., located at One SeaGate, Toledo, Ohio, is a wholly owned subsidiary of Robeco Groep N.V. Founded in 1929, Robeco Groep N.V. is one of the world's oldest asset management organizations. As of September 30, 2002, Robeco Groep N.V. through its investment management subsidiaries, had approximately $89.0 billion in assets under management.

The combined assets of Harbor Fund and the pension plans managed by Harbor Capital Advisors were approximately $12.3 billion as of September 30, 2002.

Subject to the approval of the Harbor Fund board of trustees, Harbor Capital Advisors, as the investment adviser, establishes and modifies whenever necessary the investment strategies of the fund. Harbor Capital Advisors is also responsible for overseeing each subadviser and recommending the selection, termination and replacement of subadvisers. The adviser evaluates and allocates the fund's assets.

The adviser also:
- Attempts to ensure quality control in the investment process with the objective of adding value compared with returns of an appropriate risk and return benchmark.
- Closely monitors and measures risk and return results against appropriate benchmarks and recommends whether subadvisers should be retained or changed.
- Focuses on strict cost control.

In order to more effectively manage the fund, Harbor Fund and Harbor Capital Advisors have been granted an order from the SEC permitting the adviser, subject to the approval of the Harbor Fund board of trustees, to select subadvisers to serve as portfolio managers for the Harbor funds, and to enter into new subadvisory agreements and to materially modify existing subadvisory agreements without obtaining shareholder approval.

In addition to its investment management services to the fund, the adviser administers the fund's business affairs. The adviser has agreed to voluntarily reduce the Harbor High-Yield Bond Fund's total expenses for the fiscal year ending October 31, 2003. This agreement is temporary and may be terminated or changed at any time. The adviser pays a subadvisory fee to the subadviser out of its own assets. The fund is not responsible for paying any portion of the subadvisory fee to the subadviser.

ANNUAL ADVISORY FEE RATE
(as a percentage of the fund's average net assets)

                                 Actual     Contractual
                                Advisory     Advisory
                                Fee Paid        Fee
-------------------------------------------------------

  Harbor High-Yield Bond
    Fund                           N/A         0.70%

-------------------------------------------------------

Inception date 12/01/2002

Portfolio managers are interviewed at least annually to collect and update data about their organizations and performance.

--------------------------------------------------------------------------------

THE SUBADVISER
AND FUND MANAGERS

Each fund's investments are selected by a subadviser. The following table describes the fund's portfolio managers, the subadviser that employs the manager and the manager's business experience.

                                                        PORTFOLIO MANAGER              MANAGER          BUSINESS EXPERIENCE
                                  FUND                    AND SUBADVISER                SINCE            (PAST FIVE YEARS)
                             ----------------------------------------------------------------------------------------------------
                             HIGH-YIELD        MARK SHENKMAN                           2002       President, Portfolio Manager
                             BOND              Shenkman Capital Management, Inc.                  and Director, Shenkman Capital
                                               461 Fifth Avenue                                   Management (since 1985).
                                               22nd Floor
                                               New York, NY 10017-6283
                                               FRANK WHITLEY                           2002       Executive Vice President and
                                               Shenkman Capital Management, Inc.                  Portfolio Manager, Shenkman
                                                                                                  Capital Management (since
                                                                                                  1995).

                                               MARK FLANAGAN                           2002       Senior Vice President and
                                               Shenkman Capital Management, Inc.                  Portfolio Manager, Shenkman
                                                                                                  Capital Management (since 2002)
                                                                                                  and Director of Credit
                                                                                                  Research, Shenkman Capital
                                                                                                  Management (1996-2002).
                             ----------------------------------------------------------------------------------------------------

THE ADVISER AND SUBADVISER
--------------------------------------------------------------------------------

SHENKMAN
CAPITAL
HIGH YIELD BOND
COMPOSITE
PERFORMANCE
INFORMATION

The following table presents the past performance of a composite of certain accounts managed by Shenkman Capital Management. The Shenkman Capital High Yield Bond Composite is comprised of comparable high-yield bond accounts that employ Shenkman Capital Management's Quadrant investment style. The investment objectives, policies and strategies of the accounts within the composite are substantially similar to that of the Harbor High-Yield Bond Fund. Shenkman Capital Management has prepared and presented the historical performance (gross of investment advisory fees paid by the accounts within the composite) shown for the composite in compliance with the Performance Presentation Standards of the Association for Investment Management and Research (AIMR-PPS), the U.S. and Canadian version of the Global Investment Performance Standards (GIPS). AIMR has not been involved in the preparation or review of this report. The AIMR method for computing historical performance differs from the Securities and Exchange Commission's method. Because the gross performance data shown in the table does not reflect the deduction of investment advisory fees paid by the accounts comprising the composite and certain other expenses which would be applicable to mutual funds, the net performance data may be more relevant to potential investors in the fund in their analysis of the historical experience of Shenkman Capital Management in managing high-yield bond portfolios with substantially similar investment strategies and techniques to those of the Harbor High-Yield Bond Fund. To calculate the performance of the composite net of all operating expenses, the estimated annual fund operating expenses payable by the Institutional, Retirement, and Investor class shares of Harbor High-Yield Bond Fund were used.

The historical performance of the Shenkman Capital High Yield Bond Composite is not that of any of the Harbor Funds, including Harbor High-Yield Bond Fund, and is not necessarily indicative of any fund's future results. The Harbor High-Yield Bond Fund commenced operations on December 1, 2002. Harbor High-Yield Bond Fund's actual performance may vary significantly from the past performance of this composite. While the accounts comprising the composite incur inflows and outflows of cash from clients, there can be no assurance that the continuous offering of a fund's shares and a fund's obligation to redeem its shares will not adversely impact the fund's performance. Also, all of the accounts comprising the composite are not subject to certain investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If applicable, these limitations, requirements and restrictions may have adversely affected the performance results of the composite.


--------------------------------------------------------------------------------
SHENKMAN CAPITAL HIGH YIELD BOND COMPOSITE PERFORMANCE

                                                 AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001:
                                                 ---------------------------------------------------------------------
HIGH YIELD BOND COMPOSITE*                       3 YEARS                       5 YEARS                       10 YEARS
--------------------------                       -------                       -------                       --------
Composite net of all Institutional Class
  operating expenses                               3.18%                         5.11%                          8.95%
Composite net of all Retirement Class
  operating expenses                               2.92                          4.85                           8.68
Composite net of all Investor Class operating
  expenses                                         2.74                          4.66                           8.49
Composite gross of all operating expenses          4.57                          6.51                          10.39
CSFB High-Yield Index                              1.17                          3.24                           7.84

                                               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31:
                            -----------------------------------------------------------------------------------------------------
                            1992       1993       1994       1995       1996       1997       1998      1999      2000       2001
                            ----       ----       ----       ----       ----       ----       ----      ----      ----       ----
Composite net of all
  Institutional Class
  operating expenses        17.54%     17.95%      1.19%     17.04%     11.85%     13.04%     3.31%     3.07%      0.53%     6.01%
Composite net of all
  Retirement Class
  operating expenses        17.26      17.67       0.94      16.76      11.58      12.77      3.05      2.82       0.28      5.75
Composite net of all
  Investor Class operating
  expenses                  17.06      17.46       0.76      16.56      11.38      12.57      2.86      2.63       0.10      5.56
Composite gross of all
  operating expenses        19.08      19.49       2.56      18.57      13.33      14.53      4.70      4.46       1.89      7.43
CSFB High-Yield Index       16.66      18.91      -0.97      17.38      12.42      12.63      0.58      3.28      -5.21      5.80

-------------------------

Because the adviser has voluntarily agreed to limit the fund's total operating expenses of the Institutional Class shares for the current year to 1.20%, the performance of the composite net of advisory fees and expenses after giving effect to the expense limitation would have been:

                                              AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2001:
                                              --------------------------------------------------------------------
                                              3 YEARS                       5 YEARS                       10 YEARS
                                              -------                       -------                       --------
  Composite net after Institutional Class
    expense limitation                         3.33%                         5.26%                          9.11%
  Composite net after Retirement & Investor
    Class expense limitations                  3.13                          5.05                           8.89

                                                          AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31:
                                                     ------------------------------------------------------------------------
                                                     1992    1993    1994   1995    1996    1997    1998   1999   2000   2001
                                                     ----    ----    ----   ----    ----    ----    ----   ----   ----   ----
  Composite net after Institutional Class expense
    limitation                                       17.71%  18.12%  1.34%  17.21%  12.01%  13.21%  3.46%  3.23%  0.68%  6.16%
  Composite net after Retirement & Investor Class
    expense limitations                              17.49   17.89   1.14   16.98   11.80   12.99   3.25   3.02   0.48   5.95

 * As of December 31, 2001, the Shenkman Capital High Yield Bond composite was composed of 39 accounts, totaling approximately $3 billion.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

CHOOSING A SHARE CLASS

The Harbor High-Yield Bond Fund has multiple classes of shares, with each class representing an interest in the same portfolio of investments. However, the fund's separate share classes have different expenses and as a result, their performances will differ. Please note that the retirement class shares are limited to qualified retirement plans only. The retirement class shares are not available through an individual retirement account (IRA). When choosing a share class, you should consider the factors below.

--------------------------------------------------------------------------------

                             INSTITUTIONAL CLASS                 RETIREMENT CLASS                  INVESTOR CLASS
                             - No 12b-1 fee                      - 12b-1 fee of up to .25% of      - 12b-1 fee of up to .25% of
                                                                   average daily net assets          average daily net assets
                             - $100,000 minimum investment       - No minimum investment           - $2,500 minimum investment
                                                                                                     for regular accounts and
                                                                                                     $1,000 minimum for IRA and
                                                                                                     UTMA/ UGMA accounts
                             - Open to all shareholders          - Limited to qualified            - Open to all shareholders
                                                                   retirement plans only
                             ---------------------------------------------------------------------------------------------------

                 DISTRIBUTION AND SERVICE (12B-1) FEES

Harbor Fund has adopted a distribution plan for the fund's retirement and investor class of shares in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under each plan, the fund pays distribution and service fees to HCA Securities, Inc., the distributor, for the sale, distribution and servicing of its shares. All or a substantial portion of these fees are paid to financial institutions, such as broker-dealers, banks and trust companies. Because the fund pays these fees out of its assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

                 INSTITUTIONAL CLASS EXCEPTIONS

You may purchase Institutional Class shares notwithstanding the $100,000 minimum investment amount if you qualify for any of the exceptions discussed below. You may be required to provide written confirmation of your eligibility.
- You were a shareholder of Harbor Fund on October 31, 2002 and maintained a balance in your Harbor Fund account (hereinafter referred to as "original shareholders" or "grandfathered shareholders").
- You received all or a portion of a grandfathered account due to death, divorce, a partnership dissolution, or as a gift of shares to a charitable organization.
- Current or former trustees and officers of Harbor Fund.
- Current or former partners and employees of legal counsel to Harbor Fund.
- Current or former directors, officers or employees of Harbor Capital and its affiliates.
- Current or former directors, officers, or employees of Owens-Illinois, Inc.
- Current or former directors, officers, employees, or sales representatives of any subadviser to any Harbor Fund.
- Current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with the distributor.
- Members of the immediate family (spouse and children only) living in the same household of any of the persons above.
- Any trust, custodian, pension, profit sharing or other benefit plan of the foregoing persons.
- Employer-sponsored retirement plan participants that transfer directly into a separate account with Harbor within 60 days from withdrawal out of their employer-sponsored retirement plan account at Harbor.
- Individuals that transfer directly into a separate account with Harbor within 60 days from withdrawal out of an omnibus account at Harbor.
- Certain wrap accounts for the benefit of clients of investment professionals or other financial intermediaries adhering to standards established by the distributor.
- Employer-sponsored retirement plans where the investment in each fund is expected to meet the minimum investment amount within a reasonable time period.
- Participants in a 403(b) plan, 457 plan or other employer-sponsored retirement plan if (i) your employer has made special arrangements for your plan to operate as a group through a single broker, dealer or financial intermediary; and (ii) all participants in the plan who purchase shares of a Harbor Fund do so through a single broker, dealer or other financial intermediary designated by your employer.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

HOW TO PURCHASE SHARES
If you are investing in an IRA call 1-800-422-1050 or visit our web site at www.harborfund.com for the appropriate application and information.

Harbor Fund will not accept cash, third-party checks, credit card convenience checks, travelers checks or checks drawn on banks outside the U.S.

Harbor Fund does not issue share certificates.

Harbor Fund reserves the right to verify the accuracy of the submitted banking information prior to activation of your account. The verification may take up to 15 days.

All orders to purchase shares received in good order by Harbor Fund or its agent before the close of regular trading on the New York Stock Exchange ("NYSE"), usually 4:00 p.m. eastern time, will receive that day's share price. Orders received in good order after the close of the NYSE will receive the next day's share price. All purchase orders are subject to acceptance by Harbor Fund.

--------------------------------------------------------------------------------

                             BY MAIL                  OPEN A NEW ACCOUNT                 ADD TO AN EXISTING ACCOUNT
                             [MAIL ICON]

                             FIRST CLASS MAIL TO:
                             Harbor Transfer, Inc.
                             P.O. Box 10048
                             Toledo, OH 43699-0048
                             EXPRESS OR
                             REGISTERED MAIL TO:
                             Harbor Transfer, Inc.
                             One SeaGate
                             13th Floor
                             Toledo, OH 43666
                                                      Complete and sign the              Complete the investment slip
                                                      appropriate new account            included with your most recent
                                                      application. If you are an         confirmation or statement.
                                                      institution, include a
                                                      certified copy of a corporate      Make your check payable to:
                                                      resolution identifying             "Harbor Fund"
                                                      authorized signers.
                                                      Make your check payable to:
                                                      "Harbor Fund"
                                                      Neither Harbor Fund nor the shareholder servicing agent is responsible for any misdirected or lost mail.
                             -------------------------------------------------------------------------------------------

                             BY WIRE                  OPEN A NEW ACCOUNT                 ADD TO AN EXISTING ACCOUNT
                             [WIRE ICON]
                             WIRE TO:                 Send the completed account         Instruct your bank to wire the
                             State Street Bank and    application to Harbor Transfer     amount of the additional
                             Trust Company            at the address above.              investment to State Street Bank
                             Boston, MA                                                  and Trust Company.
                             ABA#: 0110 0002 8        Instruct your bank to wire the
                             Acct: DDA #3018-065-7    purchase amount to State Street
                             Supply fund name,        Bank and Trust Company, after
                             account registration     your account has been
                             and account number       established.
                                                      Call the shareholder servicing agent at 1-800-422-1050 if you are sending a wire of $100,000 or more.
                             -------------------------------------------------------------------------------------------

                             BY TELEPHONE             ADD TO AN EXISTING ACCOUNT
                             [PHONE ICON]
                                                      You may purchase shares via Harbor Navigator automated telephone service 24 hours a day or by contacting a shareholder servicing agent during normal business hours.
                                                      Payment for purchase of shares via the telephone may be made only through an ACH debit of your bank account. If your ACH transaction
                             CALL HARBOR TRANSFER     does not clear, your purchase will be cancelled and $25 will be
                             AT: 1-800-422-1050       deducted from your account. You may be prohibited from future telephone purchases.
                                                      Shares purchased via the telephone may not be exchanged for up to
                                                      3 business days after the purchase of such shares to make sure the funds from your account have cleared. The shares may be sold, but the proceeds may not be mailed for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.
                                                      If you are unable to access our automated telephone service or a shareholder servicing agent by telephone (for example, during unusual market activity), you may send the purchase request by mail or via our web site.
                                                      You must have banking instructions already established on your account to purchase shares via the telephone. If banking
                                                      instructions were not established at the time you opened your account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these instructions to your account or you may download the form from our web site at
                                                      www.harborfund.com.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

                                                      ADD TO AN EXISTING ACCOUNT
                                                      If your account has internet purchase privileges, you may purchase
HOW TO PURCHASE              BY INTERNET              shares via our web site 24 hours a day.
SHARES                       [COMPUTER ICON]
                             VISIT OUR WEBSITE AT:    Payment for purchase of shares through the Internet may be made
                             www.harborfund.com       only through an ACH debit of your bank account. If your ACH transaction does not clear, your purchase will be cancelled and
                                                      $25 will be deducted from your account. You may be prohibited from future Internet purchases.

                                                      Shares purchased through the Internet may not be exchanged for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared. The shares may be sold, but the proceeds may not be mailed for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

                                                      If you are unable to access our site, (for example, during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our automated telephone service
                                                      24 hours a day or send the purchase request by mail.

                                                      You must have banking instructions already established on your account to purchase shares through the Internet. If banking instructions were not established at the time you opened your account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these instructions to your account or you may download the form from our web site.
                             -------------------------------------------------------------------------------------------

                                                      If you invest through a financial intermediary, please read that
                             THROUGH A FINANCIAL      firm's program materials carefully to learn of any special rules
                             INTERMEDIARY OR          that may apply. For example, special terms may apply to additional
                             BROKER                   service features, fees, or other policies. Contact your financial intermediary or broker-dealer to find out about its procedures and fees for processing orders to purchase shares. Purchase orders received in good order by your financial intermediary or dealer or dealer's agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day's share price. Your financial intermediary or dealer is responsible for promptly transmitting properly completed orders to the shareholder servicing agent.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES
An exchange is a redemption of shares from one fund and a purchase of shares in another and may be subject to a redemption fee. Please refer to "How to Sell Shares" for a description of the redemption fee.

Exchanges may be taxable transactions depending on the type of account and you may realize a gain or a loss.

All orders to exchange shares received in good order by Harbor Fund or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day's share price. Orders received in good order after the close of the NYSE will receive the next day's share price.

Harbor Fund will refuse exchanges by any person or group if it believes that a fund would be unable to invest the money effectively or would otherwise be adversely affected. Because excessive account transactions can disrupt the management of a fund and increase fund costs for all shareholders, Harbor Fund may temporarily or permanently terminate the exchange privilege of any investor without prior notice who makes more than four exchanges out of the same fund per calendar year. Accounts under common ownership or control will be counted together for purposes of the four exchange limit. The four exchange limitation does not apply to omnibus accounts.

Harbor Fund may change or terminate the exchange privilege on 60 days' prior notice.

You may exchange your shares for shares of the same class of another Harbor Fund, subject to the following limitations applicable to Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund. Exchanges must meet the applicable minimum initial investment amounts for each class of shares of each fund. You should consider the differences in investment objectives and expenses of a fund before making an exchange.

INSTITUTIONAL CLASS SHAREHOLDERS
If you are an original shareholder (a shareholder of any Harbor Fund as of October 31, 2002), you may exchange your Institutional Class shares for Institutional Class shares of any Harbor Fund, including Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund. You must satisfy the minimum investment requirements applicable to original shareholders for making initial investments in Institutional Class shares of the other Harbor Fund.

If you are not an original shareholder, you may only exchange your Institutional Class shares of Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund for Investor Class shares of another fund unless you meet the minimum initial investment requirements for new shareholders of Institutional Class shares of the other Harbor Fund.

RETIREMENT CLASS SHAREHOLDERS
You may exchange your shares of the Retirement Class for Retirement Class shares or any other Harbor Fund available through your retirement plan. In addition, you may exchange your shares of the Retirement Class for shares of either the Institutional or Investor Class shares of another Harbor Fund if such class of shares is available through your retirement plan.

INVESTOR CLASS SHAREHOLDERS
If you are an Investor Class shareholder, you may exchange your shares for Investor Class shares of another Harbor Fund and for Institutional Class shares of Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund. Your exchanges out of the Institutional Class shares of Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund into another Harbor Fund would be subject to the limitations for new shareholders as described under the heading Institutional Class Shareholders above.
--------------------------------------------------------------------------------

                            BY MAIL                  You may mail a written exchange request to the shareholder
                                      [MAIL ICON]    servicing agent. State the name of both funds, the class of
                            FIRST CLASS MAIL TO:     shares and number of shares or dollar amount to be exchanged
                            Harbor Transfer, Inc.    and the account numbers for both funds. Sign the request
                            P.O. Box 10048           exactly as the name or names (if more than one name) appear
                            Toledo, OH 43699-0048    on the account registration.

                            EXPRESS OR               Neither Harbor Fund nor the shareholder servicing agent is
                            REGISTERED MAIL TO:      responsible for any misdirected or lost mail.
                            Harbor Transfer, Inc.
                            One SeaGate
                            13th Floor
                            Toledo, OH 43666

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

HOW TO EXCHANGE SHARES


                            BY TELEPHONE             If your account has telephone exchange privileges, you may
                                           [PHONE    exchange shares via Harbor Navigator automated telephone
                            ICON]                    service 24 hours a day or by contacting a shareholder
                            CALL HARBOR TRANSFER     servicing agent during normal business hours.
                            AT:
                            1-800-422-1050           Shares purchased via the telephone may not be exchanged for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

                                                     If you are unable to access our automated telephone service or reach a shareholder servicing agent by telephone (for
                                                     example, during unusual market activity), you may send the exchange request by mail or via our web site.
                            -------------------------------------------------------------------------------------

                            BY INTERNET              If your account has internet exchange privileges, you may
                                         [COMPUTER   exchange shares via our web site 24 hours a day.
                            ICON]
                            VISIT OUR WEB SITE       Shares purchased through the Internet may not be exchanged
                            AT:                      for up to 3 business days after the purchase of such shares
                            www.harborfund.com       to make sure the funds from your account have cleared.

                                                     If you are unable to access our web site, (for example
                                                     during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our
                                                     automated telephone service 24 hours a day or send the
                                                     exchange request by mail.
                            -------------------------------------------------------------------------------------

                            THROUGH A FINANCIAL      If you invest through a financial intermediary, please read
                            INTERMEDIARY OR          that firm's program materials carefully to learn of any
                            BROKER                   special rules that may apply. For example, special terms may apply to additional service features, fees, or other
                                                     policies. Contact your financial intermediary or
                                                     broker-dealer to find out about its procedures and fees for processing orders to exchange shares. Exchanges received in good order by your financial intermediary or dealer or
                                                     dealer's agent before the close of regular trading on the
                                                     NYSE, usually 4:00 p.m. eastern time, will receive that
                                                     day's share price. Your financial intermediary or dealer is responsible for promptly transmitting properly completed
                                                     orders to the shareholder servicing agent.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------

HOW TO SELL SHARES
Redemptions are taxable transactions and you may realize a gain or a loss. Certain shareholders may be subject to backup withholding.

Neither Harbor Fund nor the shareholder servicing agent is obligated, under any circumstances, to pay interest on redemption proceeds.

Redemption proceeds not cashed within 180 days may be reinvested to the account in which it was redeemed at the then current NAV.

All orders to sell shares received in good order by Harbor Fund or its agent before the close of regular trading on the NYSE, usually 4:00 p.m. eastern time, will receive that day's share price. Orders received in good order after the close of the NYSE will receive the next day's share price. Each fund has the right to suspend redemptions of shares and to postpone payment of proceeds for up to seven days, as permitted by law. Proceeds of the redemption (reduced by the amount of any tax withholding, if applicable) will be mailed by check payable to the shareholder of record at the address of record, wired or sent via ACH to the current banking instructions already on file.

REDEMPTION FEE
The Harbor High-Yield Bond Fund charges a 1% redemption fee on shares that are redeemed before they have been held for 9 months. This fee also applies when shares are redeemed by exchange to another Harbor fund or by application of the accounts with small balances exchange policy. The redemption fee is paid directly to the Harbor High-Yield Bond Fund to offset the transaction costs of frequent trading and to protect long-term shareholders of the fund. The fee ensures that short-term investors pay their share of the fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders. The redemption fee does not apply to shares acquired through the reinvestment of dividends or capital gains, to accounts in the Automatic Withdrawal Plan or to shares held for 9 months or more.

We will always redeem your "oldest" shares first. In addition, in the event that you transfer your shares to a different account registration (or convert them to a different share class), the shares will retain their redemption fee status. If you transfer (or convert) less than 100% of your account, we will carry over the redemption fee status of your shares. From time to time, the fund may waive or modify redemption fees for certain categories of investors.
--------------------------------------------------------------------------------

                            BY MAIL                  You may mail a written redemption request to the shareholder
                                      [MAIL ICON]    servicing agent. State the name of the fund, the class of
                            FIRST CLASS MAIL TO:     shares and number of shares or dollar amount to be sold and
                            Harbor Transfer, Inc.    the account number. Sign the request exactly as the name or
                            P.O. Box 10048           names (if more than one name) appear on the account
                            Toledo, OH 43699-0048    registration.

                            EXPRESS OR               IRA redemption requests must be made in writing, including
                            REGISTERED MAIL TO:      tax withholding information. IF WITHHOLDING INFORMATION IS
                            Harbor Transfer, Inc.    NOT SPECIFIED, HARBOR FUND WILL WITHHOLD 10%. Call the
                            One SeaGate              shareholder servicing agent or visit our web site at
                            13th Floor               www.harborfund.com for an IRA Request for Distribution form.
                            Toledo, OH 43666
                                                     A signature guarantee may be required. See "Shareholder and
                                                     Account Policies" for more information.

                                                     Neither Harbor Fund nor the shareholder servicing agent is responsible for any misdirected or lost mail.
                            -------------------------------------------------------------------------------------

                            BY TELEPHONE             If your account has telephone redemption privileges, you may
                            [PHONE                   redeem shares via Harbor Navigator automated telephone
                            ICON]                    service 24 hours a day or by contacting a shareholder
                            CALL HARBOR TRANSFER     servicing agent during normal business hours.
                            AT:
                            1-800-422-1050           Redemptions via the telephone will be paid by check or ACH transfer only to the address or bank account of record.

                                                     Shares purchased via the telephone may be sold, but the
                                                     proceeds may not be mailed for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

                                                     If you are unable to access our automated telephone service or reach a shareholder servicing agent by telephone (for
                                                     example, during unusual market activity), you may send the redemption request by mail or via our web site.

                                                     You may not sell shares in an IRA account by telephone. Call the shareholder servicing agent or visit our web site at
                                                     www.harborfund.com for an IRA Request for Distribution form.

                                                     Telephone redemptions are limited to $100,000 per fund, per day. Telephone and Internet transactions are aggregated for purposes of the $100,000 limit.

YOUR HARBOR FUND ACCOUNT
--------------------------------------------------------------------------------


HOW TO SELL SHARES           BY INTERNET              If your account has Internet redemption privileges, you may
                             [COMPUTER ICON]          redeem shares via our web site 24 hours a day.
                             VISIT OUR WEB SITE
                             AT:                      Redemptions through the Internet will be paid by check or
                             www.harborfund.com       ACH transfer only to the address or bank account of record.

                                                      Shares purchased through the Internet may be sold, but the proceeds may not be mailed for up to 3 business days after the purchase of such shares to make sure the funds from your account have cleared.

                                                      If you are unable to access our web site, (for example
                                                      during unusual market activity), you may call a shareholder servicing agent during normal business hours, use our
                                                      automated telephone service 24 hours a day or send the
                                                      redemption request by mail.

                                                      You may not sell shares in an IRA account or UTMA/UGMA
                                                      account via the Internet. Call the shareholder servicing
                                                      agent or visit our web site at www.harborfund.com to request an IRA Request for Distribution form or to request a
                                                      redemption from your UTMA/UGMA account.

                                                      Internet redemptions are limited to $100,000 per fund, per day. Telephone and Internet transactions are aggregated for purposes of the $100,000 limit.
                             -------------------------------------------------------------------------------------

                             THROUGH A FINANCIAL      If you invest through a financial intermediary, please read
                             INTERMEDIARY OR          that firm's program materials carefully to learn of any
                             BROKER                   special rules that may apply. For example, special terms may apply to additional service features, fees, or other
                                                      policies. Contact your financial intermediary or
                                                      broker-dealer to find out about its procedures and fees for processing orders to sell shares. Redemption orders received in good order by your financial intermediary or dealer or
                                                      dealer's agent before the close of regular trading on the
                                                      NYSE, usually 4:00 p.m. eastern time, will receive that
                                                      day's share price. Your financial intermediary or dealer is responsible for promptly transmitting properly completed
                                                      orders to the shareholder servicing agent.

SHAREHOLDER AND ACCOUNT POLICIES
--------------------------------------------------------------------------------

TRANSACTION AND ACCOUNT POLICIES

SHARE PRICE
The net asset value (NAV or share price) for each class of shares is calculated at the close of regular trading on the NYSE on each business day that Harbor Fund is open for business. A business day is a weekday that is not a holiday listed in the statement of additional information. If the Exchange closes early, the funds calculate NAV at that time. Each fund's shares are purchased and redeemed at the NAV next determined after your purchase or redemption order is received by the shareholder service agent in good order.

Harbor Fund may allow certain brokers, dealers or institutional investors to purchase shares for next day settlement.

VALUATION OF SHARES
The fund values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. If quotations are not readily available, or the value of a security has been materially affected by events occurring after the closing of a foreign exchange, the fund values its assets by a method that the trustees believe accurately reflects fair value. A fund that uses fair value to price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities.

International markets may be open, and trading may take place on days when U.S. markets are closed. For this reason, the value of foreign securities owned by a fund could change on days when you cannot buy or sell shares.

PAYING FOR SHARES BY CHECK
If you purchase fund shares by check:
- No third-party checks, credit card convenience checks or checks drawn on banks outside the U.S. are accepted.
- You may not exchange the shares for up to 10 business days to make sure that the check has cleared.
- You may sell the shares, but the proceeds may not be mailed for up to 10 business days to make sure that the check has cleared.
- The shareholder servicing agent will cancel your purchase and deduct $25 from your account if the check does not clear for any reason. You may also be prohibited from future purchases.

You can avoid the 10-day holding period by purchasing shares via ACH or wire.

REDEMPTIONS IN KIND
The fund may make payment for shares wholly or in part by distributing portfolio securities (instead of cash) to the shareholder. The redeeming shareholder must pay transaction costs to sell these securities.

ACCOUNTS WITH SMALL BALANCES
If you establish an account with less than the applicable minimum requirement for the Institutional Class or if your account balance falls below the required minimum investment for the Institutional Class due to redemptions, the shareholder servicing agent may ask that the account be increased. If your account balance is not increased within 60 days, the shareholder servicing agent reserves the right to exchange your Institutional Class shares at the then current NAV for shares of the Investor Class. Exchanges may be taxable transactions depending on the type of account.

SIGNATURE GUARANTEES
Signature guarantees are designed to help protect you and Harbor Fund from fraud.

A signature guarantee is required if you:
- Redeem more than $100,000 per fund;
- Redeem within the first 15 days after your address of record or banking instructions are changed;
- Request that proceeds be sent to an address or bank, other than the one of record; or
- Request that a check for redemption proceeds be made payable to a person other than the registered shareholder.

Harbor Fund reserves the right to require a signature guarantee under other circumstances.

You may obtain a signature guarantee for a nominal fee from most banks, broker-dealers, credit unions, any securities exchange or association, clearing agencies, savings associations or trust companies.

A NOTARY PUBLIC STAMP OR SEAL CANNOT BE SUBSTITUTED FOR A SIGNATURE GUARANTEE.

STATEMENTS AND REPORTS
You will receive a confirmation statement after each transaction affecting your account, however, shareholders participating in an automatic plan will receive only quarterly confirmations of all transactions. Dividend information will be confirmed quarterly. You should verify the accuracy of your confirmation statements immediately after you receive them and contact the shareholder servicing agent regarding any errors or discrepancies.

The funds produce financial reports, which include a list of each of the fund's portfolio holdings, semi-annually and update their prospectus annually.

SHAREHOLDER AND ACCOUNT POLICIES
--------------------------------------------------------------------------------

EACH FUND
DISTRIBUTES
SUBSTANTIALLY
ALL OF ITS INCOME
AND GAINS
You may receive dividend and capital gain distributions in cash or reinvest them. Dividend and capital gain distributions will be reinvested in additional shares of the respective fund unless you elect otherwise.

DIVIDENDS, DISTRIBUTIONS AND TAXES
The fund will distribute all or substantially all of its net investment income and realized capital gains, if any, each year. The fund declares and pays any dividends from net investment income quarterly, in March, June, September, and December and capital gains at least annually, in December. The fund may also pay dividends and capital gain distributions at other times if necessary to avoid federal income or excise tax. The fund expects distributions to be from both capital gain and income.

Dividends from net investment income and short-term capital gain are taxable as ordinary income and distributions of net long-term capital gain are taxable as long-term capital gains, which may be taxable at different rates, depending on the source and the length of time the fund holds its assets. Dividends and distributions are taxable, whether you receive it in cash or reinvest in additional fund shares.

Generally, you should avoid investing in the fund shortly before an anticipated dividend or capital gain distribution. Otherwise, you may pay taxes on dividends or distributions that are economically equivalent to a partial return of your investment whether you reinvest the distribution or receive it in cash. Every January the fund will send you information about the fund's dividends and distributions during the previous calendar year.

If you do not provide Harbor Fund with your correct social security number or other taxpayer identification number along with certifications required by the Internal Revenue Service, you may be subject to a backup withholding tax of 30% from your dividends and capital gain distributions, redemptions, exchanges and any other payments to you.

Unless otherwise instructed, the fund will send dividends and capital gain distributions elected to be received as cash to the address of record. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if either of the following occur:
- Postal or other delivery service is unable to deliver checks to the address of record; or
- Dividends and capital gain distributions are not cashed within sixty (60) days.
Neither Harbor Fund nor Harbor Transfer has any obligation, under any circumstances, to pay interest on dividends or capital gain distributions sent to a shareholder.

You should consult your tax adviser about particular federal, state and local taxes that may apply to you.

INVESTOR SERVICES
--------------------------------------------------------------------------------

HARBOR FUND PROVIDES A VARIETY OF SERVICES TO MANAGE YOUR ACCOUNT
If you already have a Harbor Fund account, call the shareholder servicing agent at 1-800-422-1050 to request an Account Maintenance form to add these features or you may download the form from our web site at www.harborfund.com.

WWW.HARBORFUND.COM
Our web site provides to you, 24 hours a day, access to your account information, the ability to conduct transactions, the option to request forms and applications, and offers additional information on each of the Harbor Funds. For transactions conducted through the Internet, Harbor recommends use of an Internet browser with 128-bit encryption.

In order to engage in transactions via the Internet, you must authorize us to transmit account information online and accept online instructions (go to www.harborfund.com and follow the procedures accordingly).

You will automatically be granted Internet transaction privileges unless you decline them on the application when establishing your account. Transactions through the Internet are subject to the same minimums as other transaction methods.

Procedures designed to confirm that instructions communicated via the Internet are genuine, including requiring certain identifying information prior to acting upon instructions and sending written confirmation of Internet transactions are used by the shareholder servicing agent. To the extent that reasonable procedures are used to confirm that instructions received through the Internet are genuine, neither Harbor Fund, the shareholder servicing agent, nor the distributor will be liable for acting on these instructions.

TELEPHONE SERVICES
1-800-422-1050
Our automated telephone service provides to you, 24 hours a day, access to your account information, the ability to conduct transactions, the option to request forms and applications, and offers additional information on each of the Harbor funds.

You will automatically be granted telephone transaction privileges unless you decline them on the application when establishing your account. Telephone transactions are subject to the same minimums as other transaction methods.

Procedures designed to confirm that instructions communicated by telephone are genuine, including requiring certain identifying information prior to acting upon instructions, recording all telephone instructions and sending written confirmation of telephone instructions are used by the shareholder servicing agent. To the extent that reasonable procedures are used to confirm that instructions given by telephone are genuine, neither Harbor Fund, the shareholder servicing agent, nor the distributor will be liable for acting on these instructions.

DIVIDEND EXCHANGE PLAN
You may invest dividends and capital gain distributions from one fund in shares of the same class of another fund (with certain exceptions for the Institutional Class shareholders of Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund) provided you have opened an account in the same class of the other fund and satisfied the applicable minimum investment requirements. Shares are purchased on the dividend payment date at the dividend payment price which is the same as the ex-dividend date. Purchases are credited to your account on this date.

If you are not an original shareholder, you may invest dividends and capital gain distributions from the Investor Class of one fund in the Investor Class of any other fund and in the Institutional Class of Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund. If you are not an original shareholder, dividends and capital gain distributions from the Institutional Class of Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund may only be invested in Investor Class shares of another fund unless you meet the minimum initial investment requirements for new shareholders of Institutional Class shares of the other fund.

TRANSFER ON DEATH REGISTRATION
You may indicate on the account application to whom the account will be transferred on your death.

TOD registration is available only for accounts registered in an individual name or as joint tenants with rights of survivorship. TOD registration is NOT available for IRA, UGMA/UTMA, or institutional accounts. TOD registration requires the name(s) of the beneficiary(ies) to be listed on the account registration followed by "TOD, Subject to STA TOD Rules". Harbor Fund reserves the right to use the term "beneficiaries" in an account registration rather than list each named beneficiary. However, the shareholder must provide the name, address, social security number, and birth date of each beneficiary. PER STIRPES DESIGNATION WILL NOT BE ACCEPTED.

To add TOD registration to an existing account, call the shareholder servicing agent at 1-800-422-1050 to request the Transfer on Death Registration form and instructions or you may download the form from our web site at www.harborfund.com.

INVESTOR SERVICES
--------------------------------------------------------------------------------

Harbor Fund may amend or terminate the automatic plans without notice to participating shareholders.

AUTOMATIC INVESTMENT PLAN
You may select this feature when completing the account application.

You may not exchange the shares for up to 3 business days after the initial purchase to make sure that the funds from your account have cleared.

You may sell the shares, but the proceeds may not be mailed for up to 3 business days after the initial purchase to make sure that the funds from your account have cleared.

If your automatic clearing house (ACH) transaction does not clear, your purchase will be cancelled and $25 will be deducted from your account. You may also be prohibited from future automatic investment plan purchases.

By using the automatic investment or exchange plans, you are purchasing shares of a Fund on a scheduled basis without regard to fluctuations in net asset value per share. Over time, your average cost per share may be lower than if you tried to time the market. While regular investment plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses, and other long-term financial goals.

If you already have a Harbor Fund account, call the shareholder servicing agent at 1-800-422-1050 to request an Automatic Options form to add this feature or you may download the form from our web site at www.harborfund.com.

AUTOMATIC EXCHANGE PLAN
You may automatically exchange between the same class of shares of Harbor funds either monthly or quarterly (with certain exceptions for the Institutional Class shareholders of Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund). Automatic exchanges are subject to the same limitations applicable to Harbor Bond Fund, Harbor Short Duration Fund and Harbor Money Market Fund as described under "How to Exchange Shares" generally. The minimum exchange amount is $100. The fund being exchanged out of and exchanged into must meet the minimum requirements for the respective class of shares. Exchanges are taxable transactions and you may realize a gain or loss.

AUTOMATIC WITHDRAWAL PLAN
You may direct Harbor Fund to withdraw a specific dollar amount (minimum of $100) on a monthly or quarterly schedule. If you have multiple plans, the dollar amount in each plan must be the same.

If automatic withdrawals continuously exceed reinvested dividends and capital gain distributions, the account will eventually be depleted. Withdrawals are redemptions of shares and therefore are taxable transactions for you. You should consult your tax adviser.

RETIREMENT ACCOUNTS
For information on establishing retirement accounts, please call 1-800-422-1050.

- Traditional IRA - an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Rollovers are not deductible. Assets can grow tax-free and distributions are taxable as income.

- Roth IRA - an individual retirement account. Your contributions are non-deductible. Assets grow tax-free and qualified distributions are also tax-free.

- SEP IRA - an individual retirement account funded by employer contributions. Assets grow tax-free and distributions are taxable as income.

- Other Retirement Plans - A Harbor Fund may be used as an investment in many other kinds of employer-sponsored retirement plans. All of these accounts need to be established by the trustee of the plan.

HOUSEHOLDING
The fund may mail one copy of the funds' prospectus, financial reports and proxies to each household. If you wish to revoke your consent to this practice, you may do so by contacting the shareholder servicing agent at 1-800-422-1050 or by writing to Harbor Transfer, Inc., P.O. Box 10048, Toledo, OH 43699-0048. Harbor will begin mailing prospectuses, financial reports and proxies to you individually within 30 days after receiving your revocation. Consent is considered valid until revoked.

HARBOR FUND DETAILS
--------------------------------------------------------------------------------

HARBOR FUND
TICKER SYMBOLS
AND CUSIP NUMBERS
Share prices are available on our web site at www.harborfund.com or by calling 1-800-422-1050 after 7:00 p.m. eastern time.


                            FUND                                FUND NUMBER   TICKER SYMBOL    CUSIP NUMBER
                            ---------------------------------------------------------------------------------
                             DOMESTIC EQUITY FUNDS
                              Harbor Capital Appreciation Fund
                                Institutional Class                 012           HACAX          411511504
                                Retirement Class                    212           HRCAX          411511827
                                Investor Class                      412           HCAIX          411511819
                              Harbor Mid Cap Growth Fund
                                Institutional Class                 019           HAMGX          411511876
                                Retirement Class                    219           HRMGX          411511793
                                Investor Class                      419           HIMGX          411511785
                              Harbor Small Cap Growth Fund
                                Institutional Class                 010           HASGX          411511868
                                Retirement Class                    210           HRSGX          411511769
                                Investor Class                      410           HISGX          411511777
                              Harbor Large Cap Value Fund
                                Institutional Class                 013           HAVLX          411511603
                                Retirement Class                    213           HRLVX          411511751
                                Investor Class                      413           HILVX          411511744
                              Harbor Mid Cap Value Fund
                                Institutional Class                 023           HAMVX          411511835
                                Retirement Class                    223           HRMVX          411511728
                                Investor Class                      423           HIMVX          411511736
                              Harbor Small Cap Value Fund
                                Institutional Class                 022           HASCX          411511843
                                Retirement Class                    222           HSVRX          411511710
                                Investor Class                      422           HISVX          411511694
                             INTERNATIONAL EQUITY FUNDS
                              Harbor International Fund
                                Institutional Class                 011           HAINX          411511306
                                Retirement Class                    211           HRINX          411511652
                                Investor Class                      411           HIINX          411511645
                              Harbor International Growth Fund
                                Institutional Class                 017           HAIGX          411511801
                                Retirement Class                    217           HRIGX          411511637
                                Investor Class                      417           HIIGX          411511629
                              Harbor Global Equity Fund
                                Institutional Class                 021           HAGEX          411511850
                                Retirement Class                    221           HRGEX          411511611
                                Investor Class                      421           HIGEX          411511595
                             FIXED INCOME FUNDS
                              Harbor High-Yield Bond Fund
                                Institutional Class                 024      (Not Available)     411511553
                                Retirement Class                    224      (Not Available)     411511546
                                Investor Class                      424      (Not Available)     411511538
                              Harbor Bond Fund
                                Institutional Class                 014           HABDX          411511108
                                Retirement Class                    214           HRBDX          411511686
                              Harbor Short Duration Fund
                                Institutional Class                 016           HASDX          411511702
                                Retirement Class                    216           HRSDX          411511678
                              Harbor Money Market Fund
                                Institutional Class                 015           HARXX          411511405
                                Retirement Class                    215           HRMXX          411511660

--------------------------------------------------------------------------------

UPDATES AVAILABLE

For updates on the Harbor funds following the end of each calendar quarter, please visit our web site at WWW.HARBORFUND.COM.

HARBOR'S PRIVACY STATEMENT
--------------------------------------------------------------------------------

WE RECOMMEND THAT YOU READ AND RETAIN THIS NOTICE FOR YOUR PERSONAL FILES

The following privacy statement is issued by HARBOR FUND and each series of Harbor Fund and its affiliates, Harbor Capital Advisors. Inc., Harbor Transfer, Inc. and HCA Securities, Inc.

These measures reflect our commitment to maintaining the privacy of your confidential information. We appreciate the confidence you have shown by entrusting us with your assets.

--------------------------------------------------------------------------------

PERSONAL INFORMATION

It is our policy to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not sell your personal information to anyone.

In the course of providing products and services, we collect non-public personal information about you from the following sources: applications, forms, our web site (including any information captured through our use of "cookies") and transactions with us, our affiliates or other parties.

The non-public personal information collected may include name, address, e-mail address, telephone/fax numbers, account number, social security or taxpayer identification number, investment activity, and bank account information.

When you visit our web site, we may collect technical and navigational information, such as computer browser type, Internet protocol address, pages visited and average time spent on our web site. We may use this information to alert you to software compatibility issues, or to improve our web design and functionality. We use "cookies" and similar files that may be placed on your hard drive for security purposes, to facilitate site navigation and to personalize the appearance of our site.

--------------------------------------------------------------------------------

INFORMATION SHARING

We occasionally disclose non-public personal information about our current or former shareholders with affiliated and non-affiliated parties, as permitted by law or regulation. In the normal course of servicing our shareholders, information we collect may be shared with non-affiliated companies that perform support services on our behalf or to other firms that assist us in providing you with products and services, such as custodians, transfer agents, broker-dealers and marketing service firms as well as with other financial institutions. These companies may not use the information for any other purpose. We may also share information with affiliates that are engaged in a variety of financial services in order to better service your account.

When information is shared with third parties, they are not permitted to use the information for any purpose other than to assist our servicing of your account(s) or as permitted by law.

If you close your account(s) or if we lose contact with you, we will continue to share information in accordance with our current privacy policy and practices.

--------------------------------------------------------------------------------

ACCESS TO INFORMATION

Access to non-public personal information is limited to employees, agents or other parties who need to know that information to perform their jobs, such as servicing your accounts, resolving problems or informing you of new products or services.

--------------------------------------------------------------------------------

SECURITY

We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

For customers accessing information through our web site, various forms of Internet security such as data encryption firewall barriers, user names and passwords, and other tools are used. For additional information regarding our security measures, visit the terms and conditions of use on our web site at

WWW.HARBORFUND.COM.

                          (not part of the prospectus)

                                     NOTES

FOR MORE INFORMATION ABOUT HARBOR FUND
--------------------------------------------------------------------------------

FOR MORE INFORMATION ABOUT HARBOR FUND, THESE DOCUMENTS ARE AVAILABLE

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about the fund and is incorporated into this prospectus by reference and therefore is legally part of this prospectus.

Free copies of the SAI and other information and answers to questions about the fund are available at WWW.HARBORFUND.COM or by contacting the shareholder servicing agent at:

HARBOR TRANSFER, INC.
P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

Investors can review the SAI at the Public Reference Room of the Securities and Exchange Commission. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Investors may get text-only copies:

- For a fee, by writing the
  Public Reference Room of the Commission
  Washington, D.C. 20549-0102.

- For a fee, by sending an e-mail or electronic request to the Public Reference Room of the Commission at PUBLICINFO@SEC.GOV.

- Free from the Commission's internet web site at HTTP://WWW.SEC.GOV.

This prospectus is not an offer to sell securities in places other than the United States and its territories.

Investment Company Act File No. 811-4676

--------------------------------------------------------------------------------

TRUSTEES AND OFFICERS

DAVID G. VAN HOOSER      Chairman, President
                         and Trustee
HOWARD P. COLHOUN        Trustee
JOHN P. GOULD            Trustee
RODGER F. SMITH          Trustee
CONSTANCE L.
  SOUDERS                Vice President and
                         Treasurer
KAREN B. WASIL           Secretary

INVESTMENT ADVISER
HARBOR CAPITAL ADVISORS, INC.
One SeaGate
Toledo, Ohio 43666

DISTRIBUTOR AND PRINCIPAL UNDERWRITER
HCA SECURITIES, INC.
One SeaGate
Toledo, OH 43666
419-247-2477

SHAREHOLDER SERVICING AGENT
HARBOR TRANSFER, INC.
P.O. Box 10048
Toledo, OH 43699-0048
1-800-422-1050

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
P.O. Box 1713
Boston, MA 02105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
200 Clarendon Street
Boston, MA 02116

LEGAL COUNSEL
HALE AND DORR LLP
60 State Street
Boston, MA 02109

                               [HARBOR FUND LOGO]
                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com

11/2002/7,000                         [RECYCLED LOGO] Printed on recycled paper.

HARBOR FUND              One SeaGate    Toledo, Ohio 43666    www.harborfund.com
--------------------------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION--DECEMBER 1, 2002
--------------------------------------------------------------------------------

    Harbor High-Yield Bond Fund ("Harbor") is an open-end management investment company (or mutual fund). The Fund is managed by a subadviser ("Subadviser") under the supervision of Harbor Capital Advisors, Inc., the Fund's investment adviser (the "Adviser").

    This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Prospectus of Harbor High-Yield Bond Fund dated December 1, 2002, as amended or supplemented from time to time. Investors can get free copies of the Prospectus and the Statement of Additional Information, request other information and discuss their questions about the Fund by calling 1-800-422-1050, by writing to Harbor Fund at One SeaGate, Toledo, OH 43666 or by visiting our web site at www.harborfund.com.
--------------------------------------------------------------------------------

                                                                          PAGE IN
                                                                        STATEMENT OF
                                                                   ADDITIONAL INFORMATION
TABLE OF CONTENTS                                                  ----------------------
ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES...............                  1
INVESTMENT POLICIES.........................................                  3
  Convertible Securities....................................                  3
  Restricted and Illiquid Securities........................                  3
  Fixed-Income Securities...................................                  3
     Lower-Rated Debt Securities (High-Yield Bonds).........                  3
  Derivative Instruments....................................                  4
  Risks Associated With Specific Types of Derivative Debt
     Securities.............................................                  4
  Variable and Floating Rate Securities.....................                  5
  U.S. Government Securities................................                  5
  Cash Equivalents..........................................                  6
  Foreign Securities........................................                  6
     Emerging Markets.......................................                  7
     ADRs, EDRs, IDRs and GDRs..............................                  8
  Borrowing.................................................                  8
  Reverse Repurchase Agreements.............................                  8
  Lending of Portfolio Securities...........................                  8
  Short Sales...............................................                  9
  Forward Commitments and When-Issued Securities............                  9
  Repurchase Agreements.....................................                 10
  Options on Securities and Securities Indices..............                 10
     Writing Covered Options................................                 10
     Purchasing Options.....................................                 10
     Risks Associated with Options Transactions.............                 11
  Futures Contracts and Options on Futures Contracts........                 11
     Futures Contracts......................................                 11
     Hedging and Other Strategies...........................                 12
     Options on Futures Contracts...........................                 12
  Other Considerations......................................                 13
  Currency Swaps, Mortgage Swaps and Interest Rate Swaps,
     Caps, Floors and Collars...............................                 13
INVESTMENT RESTRICTIONS.....................................                 14
SHAREHOLDER AND ACCOUNT POLICIES............................                 15
  Redemptions in Kind.......................................                 15
TRUSTEES AND OFFICERS.......................................                 16
  Material Relationships of the Disinterested Trustees......                 17
THE ADVISER, SUBADVISER, DISTRIBUTOR AND SHAREHOLDER
  SERVICING AGENT...........................................                 18
     The Adviser............................................                 18

                                                                          PAGE IN
                                                                        STATEMENT OF
                                                                   ADDITIONAL INFORMATION
TABLE OF CONTENTS                                                  ----------------------
     Factors considered by the Independent Trustees in
      Approving the Investment Advisory Agreements..........                 18
     The Subadviser.........................................                 19
     Other Information......................................                 19
     Distributor and Shareholder Servicing Agent............                 20
  Distribution Plans........................................                 20
     Code of Ethics.........................................                 21
PORTFOLIO TRANSACTIONS......................................                 22
NET ASSET VALUE.............................................                 23
PERFORMANCE AND YIELD INFORMATION...........................                 24
  Performance Comparisons...................................                 24
TAX INFORMATION.............................................                 25
ORGANIZATION AND CAPITALIZATION.............................                 27
  General...................................................                 27
  Shareholder and Trustee Liability.........................                 27
CUSTODIAN...................................................                 27
INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS...............                 27
APPENDIX A..................................................                 28
Description of Securities Ratings...........................                 28

                 ADDITIONAL POLICIES AND INVESTMENT TECHNIQUES

  GENERAL. The following discussion elaborates on the presentation of the Fund's investment policies contained in the Prospectus.

  ADDITIONAL INVESTMENT INFORMATION. If the Harbor High-Yield Bond Fund does not meet its requirement of investing 80% of its net assets, plus borrowings for investment purposes, in below investment grade bonds, the Fund need not sell non-qualifying securities that appreciated in value to get back to 80%, however, future investments must be made in a manner to get back in compliance with the 80% requirement.

  DURATION. Duration is a measure of average maturity that was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. While duration is one of the tools used in security selection, the Fund does not focus on securities with particular duration.

  Most debt obligations provide interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term-to-maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term-to-maturity" measures only the time until a debt security provides its final payment, and doesn't take into account the pattern of the security's payments prior to maturity. Duration is a measure of the average life of a fixed-income security on a present value basis. Duration is computed by calculating the length of the time intervals between the present time and the time that the interest and principal payments are scheduled (or in the case of a callable bond, expected to be received), and weighing them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security. Conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

  Generally speaking, if interest rates move up by 100 basis points, a fixed-income security with a five-year duration will decline by five points. If the fixed-income security's duration was three years, it would decline by three points; two years -- two points; and so on. To the extent each Fund is invested in fixed-income securities, the value of the Funds' portfolio will decrease in a similar manner given the conditions illustrated above.

  Futures, options and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions will lengthen the portfolio duration by approximately the same amount that holding an equivalent amount of the underlying securities would. Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration by approximately the same amount that selling an equivalent amount of the underlying securities would.

  The Fund may enter into repurchase agreements, purchase and sell securities on a when-issued or forward commitment basis, including TBA ("to be announced") purchase and sale commitments, engage in securities lending and short selling and enter into reverse repurchase agreements.

  BELOW INVESTMENT GRADE FIXED INCOME SECURITIES. The Harbor High-Yield Bond Fund invests primarily in below investment grade securities. Below investment grade fixed income securities are considered predominantly speculative by traditional investment standards. In some cases, these securities may be highly speculative and have poor prospects for reaching investment grade standing. Below investment grade fixed income securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer's inability to meet principal and interest obligations. These securities, also referred to as high yield securities or "junk bonds", may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the high yield markets generally and less secondary market liquidity.

  The amount of high-yield, fixed income securities proliferated in the 1980s and 1990s as a result of increased merger and acquisition and leveraged buyout activity. Such securities are also issued by less-established corporations desiring to expand. Risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities because such issuers are often less creditworthy companies or are highly leveraged and generally less able than more established or less leveraged entities to make scheduled payments of principal and interest.

  The market values of high-yield, fixed income securities tend to reflect individual corporate developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of such high-yield securities may not be able to make use of more traditional methods of financing and their ability to service debt obligations may be more adversely affected than issuers of higher rated securities by economic downturns, specific corporate developments or the issuers' inability to meet specific projected business forecasts. These below investment grade securities also tend to be more sensitive to economic conditions than higher-rated securities. Negative publicity about the high-yield bond market and investor perceptions regarding lower rated securities, whether or not based on the funds' fundamental analysis, may depress the prices for such securities.

  Since investors generally perceive that there are greater risks associated with below investment grade securities of the type in which the fund invests, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

  Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in a fund's net asset value.

  The risk of loss from default for the holders of high-yield, fixed-income securities is significantly greater than is the case for holders of other debt securities because such high-yield, fixed-income securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities.

  The secondary market for high-yield, fixed-income securities is dominated by institutional investors, including mutual fund portfolios, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as and is more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high-yield, fixed-income securities is generally lower than that of higher rated securities and the secondary market for high-yield, fixed-income securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse affect on the fund's ability to dispose of particular portfolio investments. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating a fund's net asset value. A less liquid secondary market may also make it more difficult for a fund to obtain precise valuations of the high-yield securities in its portfolio.

  Federal legislation could adversely affect the secondary market for high-yield securities and the financial condition of issuers of these securities. The form of any proposed legislation and the probability of such legislation being enacted is uncertain.

  Below investment grade or high-yield, fixed-income securities also present risks based on payment expectations. High-yield, fixed-income securities frequently contain "call" or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a "call option" and redeems the security, a fund may have to replace such security with a lower yielding security, resulting in a decreased return for investors. A fund may also incur additional expenses to the extent that it is required to seek recovery upon default in the payment of principal or interest on a portfolio security.

  Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however evaluate the market value risk of below investment grade securities and, therefor, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as preliminary indicator of investment quality. Investments in below investment grade and comparable unrated obligations will be more dependent on the subadviser's credit analysis than would be the case with investments in investment-grade debt obligations. The subadviser employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. The subadviser continually monitors the investments in the fund's portfolio and evaluates whether to dispose of or to retain below investment grade and comparable unrated securities whose credit ratings or credit quality may have changed.

  There are special tax considerations associated with investing in bonds, including high-yield bonds, structured as zero coupon or payment-in-kind securities. For example, a Fund is required to report the accrued interest on these securities as current income each year even though it may receive no cash interest until the security's maturity or payment date. The Fund may be required to sell some of its assets to obtain cash to distribute to shareholders in order to satisfy the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code") with respect to such accrued interest. These actions are likely to reduce the Fund's assets and may thereby increase its expense ratio and decrease its rate of return.

                              INVESTMENT POLICIES

  CONVERTIBLE SECURITIES. Convertible securities are bonds, preferred stocks and other securities that normally pay a fixed rate of interest or dividend and give the owner the option to convert the security into common stock. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuer, the price will also change based on the price of the underlying stock. While convertible securities generally have less potential for gain than common stock, their income provides a cushion against the stock price's declines. They generally pay less income than non-convertible bonds.

  RESTRICTED AND ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid investments, which includes repurchase agreements and fixed time deposits maturing in more than seven days, securities that are not readily marketable and restricted securities, unless the Board of Trustees determines, based upon a continuing review of the trading markets for the specific restricted security, that such restricted securities are liquid. Based upon continuing review of the trading markets for a specific restricted security, the security may be determined to be eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933 and, therefore, to be liquid. Also, certain illiquid securities may be determined to be liquid if they are found to satisfy relevant liquidity requirements.

  The Fund may purchase and sell restricted securities (i.e., securities that would be required to be registered under the Securities Act of 1933 (the "1933 Act") prior to distribution to the general public) including restricted securities eligible for resale to "qualified institutional buyers" under Rule 144A under the 1933 Act. It may be expensive or difficult for a Fund to dispose of restricted securities in the event that registration is required or an eligible purchaser cannot be found. A restricted security may be liquid or illiquid depending on whether it satisfies relevant liquidity requirements.

  The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring liquidity of restricted securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations.

  FIXED-INCOME SECURITIES. Corporate and foreign governmental debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (market risk). Except to the extent that values are independently affected by currency exchange rate fluctuations, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can be expected to decline. The Subadviser will consider both credit risk and market risk in making investment decisions for the Fund.

  Lower-rated debt securities (High-yield bonds). Securities which are rated BBB by S&P or Baa by Moody's are generally regarded as having adequate capacity to pay interest and repay principal, but may have some speculative characteristics. Securities rated below Baa by Moody's or BBB by S&P may have speculative characteristics, including the possibility of default or bankruptcy of the issuers of such securities, market price volatility based upon interest rate sensitivity, questionable creditworthiness and relative liquidity of the secondary trading market. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond owned by a Fund defaulted, the Fund could incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high-yield bonds and the Fund's net asset value, to the extent it holds such bonds. Furthermore, the market prices of high-yield bonds structured as zero coupon or payment-in-kind securities are affected to a greater extent by interest rate changes and thereby tend to be more volatile than securities which pay interest periodically and in cash.

  DERIVATIVE INSTRUMENTS. In accordance with its investment policies, the Fund may invest in certain derivative instruments which are securities or contracts that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark. Essentially, a derivative instrument is a financial arrangement or a contract between two parties (and not like a stock or a bond). Transactions in derivative instruments can be, but are not necessarily, riskier than investments in conventional stocks, bonds and money market instruments. A derivative instrument is more accurately viewed as a way of reallocating risk among different parties or substituting one type of risk for another. Every investment by the Fund, including an investment in conventional securities, reflects an implicit prediction about future changes in the value of that investment. Every Fund investment also involves a risk that the portfolio manager's expectations will be wrong. Transactions in derivative instruments often enable the Fund to take investment positions that more precisely reflect the portfolio manager's expectations concerning the future performance of the various investments available to the Fund. Derivative instruments can be a legitimate and often cost-effective method of accomplishing the same investment goals as could be achieved through other investments in conventional securities.

  Derivative securities include collateralized mortgage obligations, stripped mortgage-backed securities, asset-backed securities, structured notes and floating interest rate securities (described below). Derivative contracts include options, futures contracts, forward contracts, forward commitment and when-issued securities transactions, forward foreign currency exchange contracts and interest rate, mortgage and currency swaps (described below). The principal risks associated with derivative instruments are:

  Market risk: The instrument will decline in value or that an alternative investment would have appreciated more, but this is no different from the risk of investing in conventional securities.

  Leverage and associated price volatility: Leverage causes increased volatility in the price and magnifies the impact of adverse market changes, but this risk may be consistent with the investment objective of even a conservative fund in order to achieve an average portfolio volatility that is within the expected range for that type of fund. The SEC has taken the position that the risk of leverage is not an appropriate risk for a money market fund.

  Credit risk: The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms.

  Liquidity and valuation risk: Many derivative instruments are traded in institutional markets rather than on an exchange. Nevertheless many derivative instruments are actively traded and can be priced with as much accuracy as conventional securities. Derivative instruments that are custom designed to meet the specialized investment needs of a relatively narrow group of institutional investors such as the Funds are not readily marketable and are subject to a Fund's restrictions on illiquid investments.

  Correlation risk: There may be imperfect correlation between the price of the derivative and the underlying asset. For example, there may be price disparities between the trading markets for the derivative contract and the underlying asset.

  Each derivative instrument purchased for the Fund's portfolio is reviewed and analyzed by the Fund's portfolio manager to assess the risk and reward of each such instrument in relation to the Fund's portfolio investment strategy. The decision to invest in derivative instruments or conventional securities is made by measuring the respective instrument's ability to provide value to the Fund and its shareholders.

  RISKS ASSOCIATED WITH SPECIFIC TYPES OF DERIVATIVE DEBT SECURITIES. Different types of derivative debt securities are subject to different combinations of prepayment, extension and/or interest rate risk. Conventional mortgage pass-through securities and sequential pay CMOs are subject to all of these risks, but are typically not leveraged. Thus, the magnitude of exposure may be less than for more leveraged mortgage-backed securities.

  The risk of early prepayments is the primary risk associated with interest-only debt securities ("IOs"), leveraged floating rate securities whose yield changes in the same direction as, rather than inversely to, a referenced interest rate ("superfloaters"), other leveraged floating rate instruments and mortgage-backed securities purchased at a premium to their par value. In some instances, early prepayments may result in a complete loss of investment in certain of these securities.

  The primary risks associated with certain other derivative debt securities are the potential extension of average life and/or depreciation due to rising interest rates. These securities include floating rate securities based on the Cost of Funds Index ("COFI floaters"), other "lagging rate" floating rate securities, floating rate securities that are subject to a maximum interest rate ("capped floaters"), mortgage-backed securities purchased at a discount, leveraged inverse floating rate securities ("inverse floaters"), principal-only debt securities ("POs"), certain residual or support trenches of CMOs and index amortizing notes. Index amortizing notes are not mortgage-backed securities, but are subject to extension risk resulting from the issuer's failure to exercise its option to call or redeem the notes before their stated maturity date. Leveraged inverse IOs combine several elements of the mortgage-backed securities described above and thus present an especially intense combination of prepayment, extension and interest rate risks.

  Planned amortization class ("PAC") and target amortization class ("TAC") CMO bonds involve less exposure to prepayment, extension and interest rate risks than other mortgage-backed securities, provided that prepayment rates remain within expected prepayment ranges or "collars." To the extent that the prepayment rates remain within these prepayment ranges, the residual or support trenches of PAC and TAC CMOs assume the extra prepayment, extension and interest rate risks associated with the underlying mortgage assets.

  Other types of floating rate derivative debt securities present more complex types of interest rate risks. For example, range floaters are subject to the risk that the coupon will be reduced to below market rates if a designated interest rate floats outside of a specified interest rate band or collar. Dual index or yield curve floaters are subject to depreciation in the event of an unfavorable change in the spread between two designated interest rates. X-reset floaters have a coupon that remains fixed for more than one accrual period. Thus, the type of risk involved in these securities depends on the terms of each individual X-reset floater.

  VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as a change in the prime rate. Variable and floating rate securities that cannot be disposed of promptly within seven days and in the usual course of business without taking a reduced price will be treated as illiquid and subject to the limitation on investments in illiquid securities.

  U.S. GOVERNMENT SECURITIES. U.S. government securities are obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities. Some U.S. government securities, such as treasury bills, notes and bonds and Government National Mortgage Association ("GNMA") certificates, are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association ("FNMA"), are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities as described above in the future, since it is not obligated to do so by law, other than as set forth above. Securities issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain U.S. treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of

Accrual on Treasury Securities' ("CATS"). The Fund may also invest in separately traded principal and interest components of securities issued or guaranteed by the U.S. treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPS"). Under the STRIPS program, the principal and interest components are individually numbered and separately issued by the U.S. treasury at the request of depository financial institutions, which then trade the component parts independently.

  CASH EQUIVALENTS. The Fund may invest in cash equivalents, which include short-term obligations issued or guaranteed as to interest and principal by the U.S. government or any agency or instrumentality thereof (including repurchase agreements collateralized by such securities). The Fund may also invest in obligations of domestic and/or foreign banks which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $100 million. The Fund may also invest in obligations of other banks or savings and loan associations if such obligations are insured by the FDIC. The Fund may also invest in commercial paper which at the date of investment is rated at least A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's; short-term corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's, and other debt instruments, including unrated instruments, deemed by the Subadviser to be of comparable high quality and liquidity.

  The Fund may hold cash and invest in cash equivalents pending investment of proceeds from new sales or to meet ordinary daily cash needs.

  FOREIGN SECURITIES. The Fund is permitted to invest in the securities of corporate and governmental issuers located in or doing business in a foreign country (foreign issuers). The Fund may purchase only U.S. dollar-denominated foreign securities. A company is located in or doing business in a foreign country if it satisfies at least one of the following criteria: (i) the equity securities of the company are traded principally on stock exchanges in one or more foreign countries; (ii) it derives 50% or more of its total revenue from goods produced, sales made or services performed in one or more foreign countries; (iii) it maintains 50% or more of its assets in one or more foreign countries; (iv) it is organized under the laws of a foreign country; or (v) its principal executive offices are located in a foreign country.

  Investing in securities of foreign companies and governments may involve risks which are not ordinarily associated with investing in domestic securities. These risks include changes in currency exchange rates and currency exchange control regulations or other foreign or U.S. laws or restrictions applicable to such investments. A decline in the exchange rate may also reduce the value of certain portfolio securities even though they are denominated in U.S. dollars because such exchange rate changes may adversely effect the company's operations or financial health.

  Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Individual foreign economies may also differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

  In addition, investments in foreign countries could be affected by other factors generally not thought to be present in the United States. Such factors include the unavailability of financial information or the difficulty of interpreting financial information prepared under foreign accounting standards; less liquidity and more volatility in foreign securities markets; the possibility of expropriation; the imposition of foreign withholding and other taxes; the impact of political, social or diplomatic developments; limitations on the movement of funds or other assets of a Fund between different countries; difficulties in invoking legal process abroad and enforcing contractual obligations; and the difficulty of assessing economic trends in foreign countries.

  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions. These delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio securities, or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

  The Fund's custodian, State Street Bank and Trust Company, has established and monitors subcustodial relationships with banks and certain other financial institutions in the foreign countries in which the Fund invests to permit the Fund's assets to be held in those foreign countries. These relationships have been established pursuant to Rule 17f-5 of the Investment Company Act which governs the establishment of foreign subcustodial arrangements for mutual funds. The Fund's subcustodial arrangements may be subject to certain risks including:
(i) the inability of the Fund to recover assets in the event of the subcustodian's bankruptcy; (ii) legal restrictions on the Fund's ability to recover assets lost while under the care of the subcustodian; (iii) the likelihood of expropriation, confiscation or a freeze of the Fund's assets; and
(iv) difficulties in converting the Fund's cash and cash equivalents to U.S. dollars. The Adviser and the Subadviser has evaluated the political risk associated with an investment in a particular country.

  Investing in securities of non-U.S. companies may entail additional risks especially in emerging countries due to the potential political and economic instability of certain countries. These risks include expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment and on repatriation of capital invested. Should one of these events occur, the Fund could lose its entire investment in any such country. The Fund's investments would similarly be adversely affected by exchange control regulation in any of those countries.

  Even though opportunities for investment may exist in foreign countries, any changes in the leadership or policies of the governments of those countries or in any other government which exercises a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies and thereby eliminate any investment opportunities which may currently exist. This is particularly true of emerging markets.

  Certain countries in which the Fund may invest may have vocal minorities that advocate radical religious or revolutionary philosophies or support ethnic independence. Any disturbance on the part of such individuals could carry the potential for wide-spread destruction or confiscation of property owned by individuals and entities foreign to such country and could cause the loss of a Fund's investment in those countries.

  Certain countries prohibit or impose substantial restrictions on investments in their capital and equity markets by foreign entities like the Fund. Certain countries require governmental approval prior to foreign investments, or limit the amount of foreign investment in a particular company, or limit the investment to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Moreover, the national policies of certain countries may restrict investment opportunities in issuers or industries deemed sensitive to national interests. In addition, some countries require governmental approval for the repatriation of investment income, capital or the proceeds of securities sales by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investments. In particular, restrictions on repatriation could make it more difficult for the Fund to obtain cash necessary to satisfy the tax distribution requirements that must be satisfied in order for the Fund to avoid federal income or excise tax.

  Emerging Markets. Investments in emerging markets involve risks in addition to those generally associated with investments in foreign securities.

  Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. As a result, the risks described above relating to investments in foreign securities, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of the Fund's investments and the availability to the Fund of additional investments in such emerging markets. The small size and inexperience of the securities markets in certain emerging markets and the limited volume of trading in securities in those markets may make the Fund's investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the U.S., Japan and most Western European countries).

  ADRs, EDRs, IDRs and GDRs. American Depositary Receipts (ADRs) (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. Most ADRs are traded on a U.S. stock exchange. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S., so there may not be a correlation between such information and the market value of the unsponsored ADR. European Depositary Receipts (EDRs) and International Depositary Receipts
(IDRs) are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities. Global Depositary Receipts (GDRs) are receipts issued by either a U.S. or non-U.S. banking institution evidencing ownership of the underlying foreign securities.

  BORROWING. The Fund may borrow for temporary administrative or emergency purposes and this borrowing may be unsecured. The Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

  REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with banks for temporary or emergency purposes. A reverse repurchase agreement involves the sale of a portfolio security by the Fund, coupled with an agreement to repurchase the security at a specified time and price. During the reverse repurchase agreement, the Fund continues to receive principal and interest payments on the underlying securities. The Fund will maintain a segregated account, which is marked-to-market daily, consisting of cash or liquid assets to cover its obligations under reverse repurchase agreements.

  While not considered senior securities, reverse repurchase agreements are considered borrowings and as such are subject to the same risks associated with borrowing by the Fund. When the Fund engages in borrowing for investment purposes, also known as financial leverage, the Fund is required to maintain continuous asset coverage (i.e., total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Leveraging may exaggerate the effect on the Fund's net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; and in certain cases, interest costs may exceed the return received on the securities purchased. An increase in interest rates could reduce or eliminate the benefits of leverage and could reduce the net asset value of the Fund's shares.

  LENDING OF PORTFOLIO SECURITIES. The Fund may seek to increase its income by lending portfolio securities. Under present regulatory policies, loans may only be made to financial institutions, such as broker-dealers, and are required to be secured continuously by collateral in cash or liquid assets. Such collateral will be maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund would have the right to call a loan and obtain the securities loaned at any time on five days' notice. For the duration of a loan, the Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation from the investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan. In the event of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment, the Fund would call the loan. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Subadviser to be of good standing, and when, in the judgment of the Subadviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk. If the Subadviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the Fund.

  SHORT SALES. The Fund may engage in short sales "against the box," as well as short sales for hedging purposes. When a Fund engages in a short sale other than "against the box," it will place cash or liquid securities in a segregated account and mark them to market daily in accordance with applicable regulatory requirements. Except for short sales against the box, the Fund is limited in the amount of the Fund's net assets that may be committed to short sales and the securities in which short sales are made must be listed on a national securities exchange. A short sale is "against the box" to the extent that the Fund contemporaneously owns or has the right to obtain, at no added cost, securities identical to those sold short. Short sales other than "against the box" may involve an unlimited exposure to loss.

  FORWARD COMMITMENTS AND WHEN-ISSUED SECURITIES. The Fund may purchase securities on a when-issued or purchase or sell securities on a forward commitment basis including "TBA" (to be announced) purchase and sale commitments. Purchasing securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund's other assets. Although the Fund would generally purchase securities on a when-issued or forward commitment basis with the intention of acquiring securities for its portfolio, the Fund may dispose of a when-issued security or forward commitment prior to settlement if the Subadviser deems it appropriate to do so. The Fund may enter into a forward-commitment sale to hedge its portfolio positions or to sell securities it owned under delayed delivery arrangement. Proceeds of such a sale are not received until the contractual settlement date. While such a contract is outstanding, the Fund must segregate equivalent deliverable securities or hold an offsetting purchase commitment. The Fund may realize short-term gains or losses upon such purchases and sales. These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges.

  When-issued purchases and forward commitment transactions enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields.

  The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund's net asset value starting on the date of the agreement to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

  The Fund will purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into. The Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

  When the Fund purchases securities on a when-issued or forward commitment basis, the Fund's custodian bank will maintain in a segregated account, cash or liquid assets having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with any bank that satisfies the standards set forth under "Cash Equivalents" or with any member firm of the National Association of Securities Dealers, Inc., or any affiliate of a member firm, which is a primary dealer in U.S. government securities. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Such agreements must be collateralized, and the Funds' Custodian will maintain custody of the purchased securities for the duration of the agreement. The securities will be regularly monitored to ensure that the collateral is adequate. In the event of the bankruptcy of the seller or the failure of the seller to repurchase the securities as agreed, the Fund could suffer losses, including loss of interest on or principal of the securities and costs associated with delay and enforcement of the repurchase agreement.

  OPTIONS ON SECURITIES AND SECURITIES INDICES. The aggregate value of premiums paid by the Fund for all options transactions may not exceed 20% of that Fund's net assets. Otherwise, the Fund may purchase and write (sell) call and put options on any securities in which it may invest or on any securities index based on securities in which it may invest. These options may be listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. Each Fund may write covered put and call options and purchase put and call options to enhance total return, as a substitute for the purchase or sale of securities or currency, or to protect against declines in the value of portfolio securities and against increases in the cost of securities to be acquired.

  Writing Covered Options. A call option on securities or currency written by a Fund obligates the Fund to sell specified securities or currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A put option on securities or currency written by a Fund obligates the Fund to purchase specified securities or currency from the option holder at a specified price if the option is exercised at any time before the expiration date. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Writing covered call options may deprive a Fund of the opportunity to profit from an increase in the market price of the securities or foreign currency assets in its portfolio. Writing covered put options may deprive a Fund of the opportunity to profit from a decrease in the market price of the securities or foreign currency assets to be acquired for its portfolio.

  All call and put options written by the Funds are covered. A written call option or put option may be covered by (i) maintaining cash or liquid securities, in a segregated account maintained by the Fund's custodian with a value at least equal to the Fund's obligation under the option, (ii) entering into an offsetting forward commitment and/or (iii) purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. A written call option on securities is typically covered by maintaining the securities that are subject to the option in a segregated account. The Fund may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index.

  The Fund may terminate its obligations under an exchange traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as "closing purchase transactions."

  Purchasing Options. The Fund would normally purchase call options in anticipation of an increase, or put options in anticipation of a decrease ("protective puts"), in the market value of securities of the type in which it may invest. The Fund may also sell call and put options to close out its purchased options.

  The purchase of a call option would entitle the Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. The Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option.

  The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund's portfolio securities in which they are denominated. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of a Fund's portfolio securities.

  The Fund's options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Subadviser. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

  Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

  Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. However, outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

  The Fund's ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. The Subadviser will determine the liquidity of each over-the-counter option in accordance with guidelines adopted by the Trustees.

  The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of options depends in part on the Subadviser's ability to predict future price fluctuations and, for hedging transactions, the degree of correlation between the options and securities markets.

  FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. To seek to increase total return or hedge against changes in interest rates or securities prices, the Fund may purchase and sell various kinds of futures contracts, and purchase and write call and put options on these futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to any of these contracts and options. The futures contracts may be based on various securities (such as U.S. government securities), securities indices, and any other financial instruments and indices. All futures contracts entered into by the Fund are traded on U.S. or foreign exchanges or boards of trade that are licensed, regulated or approved by the Commodity Futures Trading Commission ("CFTC").

  Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price for a designated period (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

  Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures contracts are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

  Hedging and Other Strategies. Hedging is an attempt to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities or securities that the Fund proposes to acquire or the exchange rate of currencies in which portfolio securities are quoted or denominated. When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases.

  The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices that would adversely affect the dollar value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities.

  If, in the opinion of the Subadviser, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in a Fund's portfolio may be more or less volatile than prices of such futures contracts, the Subadviser will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's portfolio securities.

  When a short hedging position is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

  On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available. The Fund may also purchase futures contracts as a substitute for transactions in securities, to alter the investment characteristics associated with portfolio securities or to gain or increase its exposure to a particular securities market.

  Options on Futures Contracts. Except as noted above, under the caption "Futures Contracts and Options on Futures Contracts," a Fund may purchase and write options on futures for the same purposes as its transactions in futures contracts. The purchase of put and call options on futures contracts will give a Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, a Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

  The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of a Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium (upon exercise of the option) to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.

  The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

  OTHER CONSIDERATIONS. The Fund will engage in futures and related options transactions either for bona fide hedging purposes or to seek to increase total return as permitted by the CFTC. To the extent that the Fund is using futures and related options for hedging purposes, futures contracts will be sold to protect against a decline in the price of securities that the Fund owns or futures contracts will be purchased to protect the Fund against an increase in the price of securities it intends to purchase. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or securities or instruments which it expects to purchase. As evidence of its hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts),the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets.

  To the extent that the Fund engages in nonhedging transactions in futures contracts and options on futures, the aggregate initial margin and premiums required to establish these nonhedging positions will not exceed 5% of the net asset value of the Fund's portfolio, after taking into account unrealized profits and losses on any such positions and excluding the amount by which such options were in-the-money at the time of purchase. The Fund will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirements of the Code for maintaining its qualification as a regulated investment company.

  Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in the case of contracts and options obligating a Fund to purchase securities or currencies, require the Fund to establish with the custodian a segregated account consisting of cash or liquid securities in an amount equal to the underlying value of such contracts and options.

  While transactions in futures contracts and options on futures may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates and securities prices may result in a poorer overall performance for a Fund than if it had not entered into any futures contracts or options transactions.

  Perfect correlation between a Fund's futures positions and portfolio positions will be impossible to achieve. There are no futures contracts based upon individual securities, except certain U.S. government securities. The only futures contracts available to hedge the Funds' portfolios are various futures on U.S. government securities, securities indices and foreign currencies. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and a Fund may be exposed to risk of loss.

  Some futures contracts or options on futures may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange may suspend or limit trading in a futures contract or related option, which may make the instrument temporarily illiquid and difficult to price. Commodity exchanges may also establish daily limits on the amount that the price of a futures contract or related option can vary from the previous day's settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent a Fund from closing out positions and limiting its losses.

  CURRENCY SWAPS, MORTGAGE SWAPS AND INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS. The Fund may enter into mortgage and interest rate swaps and interest rate caps and floors for hedging purposes or to seek to increase total return. The Fund may from time to time combine swaps with options. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor.

  The Fund will enter into interest rate and mortgage swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate and mortgage swaps do not involve the delivery of securities, other underlying assets or principal.

  Accordingly, the risk of loss with respect to interest rate and mortgage swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or mortgage swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. To the extent that the net amount payable by the Fund under an interest rate or mortgage swap and the entire amount of the payment stream payable by the Fund under an interest rate floor, cap or collar are held in a segregated account consisting of cash or liquid assets, the Fund and the Subadviser believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund's borrowing restriction.

                            INVESTMENT RESTRICTIONS

  The following restrictions may not be changed without the approval of the majority of outstanding voting securities of the Fund (which, under the Investment Company Act and the rules thereunder and as used in the Prospectus and this Statement of Additional Information, means the lesser of (1) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund.) Investment restrictions that involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, the Fund with the exception of borrowings permitted by Investment Restriction (2) listed below.

  Harbor may not, on behalf of the Fund:

  (1) with respect to 75% of the total assets of the Fund, purchase the securities of any issuer if such purchase would cause more than 5% of the Fund's total assets (taken at market value) to be invested in the securities of such issuer, or purchase securities of any issuer if such purchase would cause more than 10% of the total voting securities of such issuer to be held by the Fund, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

  (2) borrow money, except (a) the Fund may borrow from banks (as defined in the Investment Company Act) or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) the Fund may engage in transactions in mortgage dollar rolls which are accounted for as financings. Harbor Money Market Fund is not permitted to invest in reverse repurchase agreements and mortgage dollar rolls accounted for as a financing;

  (3) act as underwriter of the securities issued by others, except to the extent that the purchase of securities in accordance with a Fund's investment objective and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

  (4) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities).

  (5) issue senior securities, except as permitted under the Investment Company Act, and except that Harbor Fund may issue shares of beneficial interest in multiple series or classes;

  (6) purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities;

  (7) generally may not invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts that are commodities or commodity contracts which are not deemed to be prohibited commodities or commodities contracts for the purpose of this restriction;

  (8) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations and the entry into repurchase agreements in accordance with such Fund's investment objectives and policies may be deemed to be loans; and

  (9) notwithstanding the investment policies and restrictions of a Fund, a Fund may invest its assets in an open-end management investment company with substantially the same investment objective, policies and restrictions as the Fund.

  In addition to the investment restrictions and policies mentioned above, the Trustees of Harbor Fund have voluntarily adopted the following policies and restrictions which are observed in the conduct of the affairs of the Fund. These represent intentions of the Trustees based upon current circumstances. They differ from fundamental investment policies because they may be changed or amended by action of the Trustees without prior notice to or approval of shareholders. Accordingly, the Fund may not:

          (a) purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchase and sales of securities);

          (b) make short sales of securities, except as permitted under the Investment Company Act;

          (c) purchase or sell any put or call options or any combination thereof, except that the Fund may (i) purchase and sell or write options on any futures contracts into which it may enter, (ii) purchase put and call options on securities, on securities indexes and on currencies, (iii) write covered put and call options on securities, securities indices and on currencies, and (iv) engage in closing purchase transactions with respect to any put or call option purchased or written by the Fund, provided that the aggregate value of premiums paid by the Fund for all of such options shall not exceed 20% of that Fund's net assets;

          (d) acquire put and call options with a market value exceeding 5% of the value of the Fund's total assets;

          (e) invest more than 15% of the Fund's net assets in illiquid investments;

          (f) invest in other companies for the purpose of exercising control or management;

          (g) for purposes of fundamental investment restriction no. 4, telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; wholly owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents; and privately issued mortgage-backed securities collateralized by mortgages insured or guaranteed by the U.S. government, its agencies or instrumentalities do not represent interests in any industry.

                        SHAREHOLDER AND ACCOUNT POLICIES

REDEMPTIONS IN KIND

  Harbor Fund agrees to redeem shares of the Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. Harbor Fund reserves the right to pay redemptions exceeding $250,000 or 1% of the net asset value of the redeeming Fund, either total or partial, by a redemption in kind of securities (instead of cash) from the applicable Fund. The securities redeemed in kind would be valued for this purpose by the same method as is used to calculate the Fund's net asset value per share. If you receive a redemption in kind, you should expect to incur transaction costs upon the disposition of the securities received in the redemption.

                             TRUSTEES AND OFFICERS

  The business and affairs of the Trust shall be managed by or under the direction of the Trustees, and they shall have all powers necessary or desirable to carry out that responsibility. The Trustees shall have full power and authority to take or refrain from taking any action and to execute any contracts and instruments that they may consider necessary or desirable in the management of the Trust. Any determination made by the Trustees in good faith as to what is in the interests of the Trust shall be conclusive. Information pertaining to the Trustees and officers of Harbor is set forth below.

                                                                                     NUMBER OF
                                 TERM OF                                           PORTFOLIOS IN
                                OFFICE AND                                         FUND COMPLEX
NAME, ADDRESS AND (AGE)         LENGTH OF           PRINCIPAL OCCUPATION(S)         OVERSEEN BY     OTHER DIRECTORSHIPS
POSITION(S) WITH FUND         TIME SERVED(1)       DURING PAST FIVE YEARS(2)          TRUSTEE         HELD BY TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
Howard P. Colhoun (66)                        Retired. General Partner, Emerging       13                   N/A
Trustee                       Since 1986      Growth Partners, L.P. (investing in
  14114 Mantua Mill Road                      small companies) (1982-1996);
  Glyndon, MD 21071                           Director, Storage U.S.A.
                                              (1995-Present); and Vice President
                                              and Director of Mutual Funds, T.
                                              Rowe Price Associates, Inc. (prior
                                              to 1982).
John P. Gould (63)                            Director of Unext.com                    13         Trustee of Dimensional
Trustee                       Since 1994      (1999-Present); President, Cardean                  Fund Advisors, Inc., 28
  332 S. Michigan Avenue                      University (1999-2001); Steven G.                   series (1986-Present);
  13th Floor                                  Rothmeier Professor (1996-Present)                  Trustee and Chairman
  Chicago, IL 60604                           and Distinguished Service Professor                 Pegasus Funds (1996-
                                              of Economics, Graduate School of                    1999); Trustee of First
                                              Business, University of Chicago                     Prairie Funds (1985-
                                              (1984-Present, on faculty since                     1996); and Trustee of
                                              1965); Trustee of Milwaukee Mutual                  Woodward Funds (1996).
                                              (1997-Present); and Principal and
                                              Executive Vice President of Lexecon
                                              Inc. (1994-Present).
Rodger F. Smith (61)                          Partner, Greenwich Associates (a         13                   N/A
Trustee                       Since 1987      business strategy, consulting and
  Office Park Eight                           research firm) (1975-Present); and
  Greenwich, CT 06830                         Director of Arlington Capital
                                              Management (C.I.) Limited
                                              (1992-Present).
--------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEE
--------------------------------------------------------------------------------------------------------------------------
David G. Van Hooser (56)                      Director and Chairman of the Board,      13                   N/A
Chairman and Trustee          Since 2000      Harbor Capital Advisors, Inc.
President                     Since 2002      (2000-Present); Director, HCA
  One SeaGate                                 Securities, Inc. (2000-Present);
  Toledo, OH 43666                            Director, Harbor Transfer, Inc.
                                              (2000-Present); Senior Vice
                                              President and Chief Financial
                                              Officer, Owens-Illinois, Inc.
                                              (1998-2001); and Senior Vice
                                              President and Director of Corporate
                                              Strategy, Owens-Illinois, Inc.
                                              (1996-1998).

-----------------------------------------------------------------------------
             INTERESTED PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES
-----------------------------------------------------------------------------
Constance L. Souders (52)                 Senior Vice President,
Vice President                Since 1999  (1991-Present), Director of
Treasurer                     Since 1992  Administration (1997-Present),
  One SeaGate                             Director and Secretary
  Toledo, OH 43666                        (1988-Present), Treasurer
                                          (1988-2000), Vice President
                                          (1988-1991) and Director of
                                          Accounting and Fiduciary Operations
                                          (1992-1996), Harbor Capital
                                          Advisors, Inc.; President
                                          (2000-Present), Director
                                          (1991-Present) and Vice President,
                                          Secretary, and Treasurer (1992-
                                          2000), Harbor Transfer, Inc.; and
                                          President (2002-Present), Vice
                                          President (2000-2002), Secretary
                                          (2000-Present) and Director
                                          (1989-Present), HCA Securities,
                                          Inc.
Karen B. Wasil (50)                       Assistant Secretary (1997-Present),
Secretary                     Since 1999  Director (1999-2000) and Regulatory
  One SeaGate                             and Legal Compliance Manager
  Toledo, OH 43666                        (1995-Present), Harbor Capital
                                          Advisors, Inc.; Secretary
                                          (2000-Present) Director
                                          (1999-2000), Harbor Transfer, Inc.;
                                          and Director (1999-2000), HCA
                                          Securities, Inc.

-------------------------
(1) Each Trustee serves for an indefinite term, until his successor is elected. Each officer is elected annually.
(2) On June 7, 2001, a wholly-owned subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of the predecessor adviser to Harbor Fund, also named "Harbor Capital Advisors, Inc." That wholly owned subsidiary of Robeco Groep N.V. assumed the name "Harbor Capital Advisors, Inc." as part of the acquisition. Another subsidiary of Robeco Groep N.V. acquired substantially all of the assets and assumed substantially all of liabilities of Harbor Transfer, Inc. and assumed the name "Harbor Transfer, Inc." On September 20, 2001, a wholly-owned subsidiary of Robeco Groep, N.V. acquired substantially all of the assets and assumed substantially all of the liabilities of HCA Securities, Inc. and assumed the name "HCA Securities, Inc." Accordingly, for periods prior to June 7, 2001 with respect to Harbor Capital Advisors, Inc. and Harbor Transfer, Inc. and for periods prior to September 20, 2001 with respect to HCA Securities, Inc., employment with Harbor Capital Advisors, Inc., Harbor Transfer, Inc. and HCA Securities, Inc. refers to employment with the predecessor entities.

  Messrs. Colhoun, Gould and Smith serve on the audit committee and the nominating committee. The functions of the audit committee include recommending independent auditors to the Trustees, monitoring the independent auditors' performance, reviewing the results of audits and responding to certain other matters deemed appropriate by the Trustees. The nominating committee is responsible for the selection and nomination of candidates to serve as Disinterested Trustees. The nominating committee will also consider nominees recommended by shareholders to serve as Trustees provided that shareholders submit such recommendations in writing within a reasonable time before any meeting. The valuation committee is comprised of David G. Van Hooser, Constance
L. Souders and Karen B. Wasil. The functions of the valuation committee include evaluating the liquidity of certain portfolio securities and determining the fair value of portfolio securities when necessary.

  During the most recently completed fiscal year for Harbor Fund, the Board of Trustees held five meetings, the valuation committee held two meetings, the audit committee held two meetings and the nominating committee did not hold a meeting. All of the current Trustees and committee members then serving attended 100% of the meetings of the Board of Trustees and applicable committees, if any, held during the Harbor Fund's most recently completed fiscal year. The Board of Trustees does not have a compensation committee.

                           TRUSTEE COMPENSATION TABLE
                             AS OF OCTOBER 31, 2002

                                                                                      PENSION OR
                                                                 ESTIMATED            RETIREMENT               TOTAL
                                                                 AGGREGATE         BENEFITS ACCRUED         COMPENSATION
                                                                COMPENSATION       AS PART OF FUND        FROM REGISTRANT
NAME OF PERSON, POSITION                                         FROM FUND*            EXPENSES           PAID TO TRUSTEES
--------------------------------------------------------------------------------------------------------------------------
David G. Van Hooser, Chairman and Trustee...................        -0-                  -0-                   -0-
Howard P. Colhoun, Trustee..................................        $155                 -0-                  $60,000
John P. Gould, Trustee......................................        $155                 -0-                  $60,000
Rodger F. Smith, Trustee....................................        $155                 -0-                  $60,000
--------------------------------------------------------------------------------------------------------------------------

* For the period December 1, 2002 thru October 31, 2003.

  MATERIAL RELATIONSHIPS OF THE DISINTERESTED TRUSTEES. For purposes of the discussion below, the italicized terms have the following meanings:

  - the immediate family members of any person are their spouse, children in the person's household (including step and adoptive children) and any dependent of the person.

  - an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person. For example, the Robeco Groep, N.V. ("Robeco") is an entity that is in a control relationship with Harbor Capital Advisors, Inc. (the "Adviser").

  - a related fund is an registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act, in each case for which the Adviser or any of its affiliates acts as investment adviser or for which HCA Securities, Inc. ("HCA") or any of its affiliates acts as principal underwriter. For example, the related funds of Harbor Fund include all of the Funds in the Harbor family and any other U.S. and non-U.S. funds managed by the Adviser's affiliates.

  As of December 31, 2001, none of the Disinterested Trustees, nor any of the members of their immediate family, beneficially own any securities issued by the Adviser, Robeco or any other entity in a control relationship to the Adviser or HCA. During the calendar years 2000 and 2001, none of the Disinterested Trustees, nor any member of their immediate family, had any direct or indirect interest (the value of which exceeds $60,000), whether by contract, arrangement or otherwise, in the Adviser, Robeco, or any other entity in a control relationship to the Adviser or HCA. During the calendar years 2000 and 2001, none of the Disinterested Trustees, nor any member of their immediately family, has had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $60,000 and to which any of the following were a party (each a "fund related party");

  - a Harbor Fund;

  - an officer of Harbor Fund;

  - a related fund;

  - an officer of any related fund;

  - the Adviser;

  - HCA;

  - an officer of the Adviser or HCA;

  - any affiliate of the Adviser or HCA; or

  - an officer of any such affiliate.

  During the calendar years 2000 and 2001, none of the Disinterested Trustees, nor any members of their immediate family, had any relationship (the value of which exceeded $60,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services,
(ii) the provisions of legal services, (iii) the provision of investment bonding services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting service.

  During the calendar years 2000 and 2001, none of the Disinterested Trustees, nor any member of their immediate family members, serve as a member of a board of directors on which an officer of any of the following entities also serves as a director:

  - the Adviser;

  - HCA;

  - Robeco; or

  - Any other entity in a control relationship with the Adviser or HCA;

  During the calendar years 2000 and 2001, none of the Disinterested Trustees, nor any member of their immediate family, had any position, including as an officer, employee, director or partner, with any of:

  - Harbor Fund

  - any related fund;

  - the Adviser

  - HCA;

  - any affiliated person of Harbor Fund;

  - Robeco; or

  - any other entity in a control relationship to Harbor Fund.

                    THE ADVISER, SUBADVISER, DISTRIBUTOR AND
                          SHAREHOLDER SERVICING AGENT

  THE ADVISER. Harbor Capital Advisors, Inc., a Delaware corporation, is the investment adviser (the "Adviser") for the Fund. The Adviser is responsible for managing the Fund's assets or overseeing the management of the Fund by subadviser (the, "Subadviser"). Harbor Fund, on behalf of the Fund, has entered into an investment advisory agreement ("Investment Advisory Agreement") which provides that the Adviser shall provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Adviser is responsible for the payment of the salaries and expenses of all personnel of Harbor Fund except the fees and expenses of Trustees not affiliated with the Adviser or a Subadviser, office rent and the expenses of providing investment advisory, research and statistical facilities and related clerical expenses.

  FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS. The Investment Company Act requires that the Investment Advisory Agreement be approved by the Board of Trustees and also by a majority of the Disinterested Trustees voting separately and by shareholders of the Fund.

  FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS. The Investment Company Act requires that the Investment Advisory Agreement be approved by the Board of Trustees and also by a majority of the Disinterested Trustees voting separately and by shareholders of the Fund. At a special meeting held on August 28-29, 2002, the Board of Trustees, including all of the Disinterested Trustees voting separately in person, determined that the terms of the Investment Advisory Agreement are fair and reasonable and that the Investment Advisory Agreement is in the best interest of the Fund. In evaluating the Investment Advisory Agreement, the Trustees reviewed materials furnished by the Adviser and Subadviser, including information about their respective affiliates, personnel, operations and financial condition. The Trustees also discussed with representatives of the Adviser the Fund's operations, the Adviser's ability to provide advisory and other services to the Fund and the Adviser's diligence to identify and recommend the Subadviser for the Fund. The Trustees also reviewed, among other things:

  - the fee charged by the Adviser and Subadviser for investment advisory and subadvisory services, respectively, as well as other compensation received by Harbor Transfer, Inc. and HCA Securities, Inc.;

  - the experience of the investment advisory personnel providing services to the Fund;

  - the historical performance record of the Subadviser in managing accounts with substantially similar investment objective, policies and strategies as the Fund;

  - the investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers as well as the investment performance of unmanaged securities indices; and

  - the profitability to the Adviser of managing the Fund.

The Trustees considered the following as relevant to their determination: (1) the favorable history, reputation, qualification and background of the Adviser and Subadviser, as well as the qualifications of their personnel and their respective financial conditions; (2) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar investment companies; (3) the relative performance of accounts managed by the Subadviser with substantially similar investment objective, policies and strategies as the Fund as compared to other investment managers offering similar products and unmanaged indices; and (4) other factors that the Trustees deemed relevant. The Trustees deemed each of these factors to be relevant to their consideration of the Fund's Investment Advisory Agreement.

  The Investment Advisory Agreement and Subadvisory Contract remains in effect initially for a two year term and continues in effect thereafter only if such continuance is specifically approved at least annually in the manner prescribed in the Investment Company Act and the rules and regulations thereunder, subject however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order. The Investment Advisory Agreements and Subadvisory Contract provides that the Adviser and Subadviser shall not be liable to a Fund (or the Adviser, in the case of the Subadvisory Contract) for any error of judgment by the Adviser or Subadviser or for any loss sustained by the Fund except in the case of the Adviser's or Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Investment Advisory Agreement and Subadvisory Contract also provides that it shall terminate automatically if assigned and that it may be terminated without penalty by vote of a majority of the outstanding voting securities of the Fund or by either party upon 60 days' or less written notice. The Adviser has authorized each of its directors, officers and employees who has been elected or appointed as a Trustee or officer of Harbor Fund to serve in the capacities in which he/she has been elected or appointed. No person other than the Adviser, the Subadvisers and their respective directors and employees regularly furnishes advice to the Funds with respect to the desirability of a Fund's investing in, purchasing or selling securities.

  For its services, the Fund pays the Adviser an advisory fee which is a stated percentage of the Fund's average annual net assets. The Fund's advisory fee as a percent of average annual net assets is 0.70%.

  THE SUBADVISER. The Adviser has engaged the services of a subadviser to assist with the portfolio management of the Fund. The Subadviser for Harbor High-Yield Bond Fund is Shenkman Capital Management, Inc.

Additional information about the Subadviser is set forth in the Prospectus.

  The Adviser pays the Subadviser out of its own resources; the Fund has no obligation to pay the Subadviser. The Subadviser has entered into a subadvisory agreement ("Subadvisory Contract") with the Adviser and Harbor Fund, on behalf of the Fund. The Subadviser is responsible to provide the Fund with advice concerning the investment management of the Fund's portfolio, which advice shall be consistent with the investment objectives and policies of the Fund. The Subadviser determines what securities shall be purchased, sold or held for the Fund and what portion of the Fund's assets are held uninvested. The Subadviser is responsible to bear its own costs of providing services to the respective Fund. The Subadviser's subadvisory fee rate is based on a stated percentage of the Fund's average annual net assets.

  OTHER INFORMATION. The Adviser is an indirect, wholly-owned subsidiary of Robeco. Robeco is the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale
Raiffeisen-Boerenleenbank B.A.

owns 100% of the shares of Robeco. Robeco is headquartered in Rotterdam, The Netherlands.

  Robeco is active in various areas of investment management. It currently provides investment management services to a large number of segregated accounts and a range of institutional funds as well as to a variety of retail mutual funds, most of which are listed on the major European stock exchanges. Robeco operates primarily outside of the United States, although it currently holds full ownership interests in two U.S. investment advisers. These U.S. investment advisers serve as investment advisers to several private investment funds, U.S. registered mutual funds and separate accounts.

  DISTRIBUTOR AND SHAREHOLDER SERVICING AGENT. HCA Securities, Inc. (the "Distributor") acts as the principal underwriter and distributor of each Fund's shares and continually offers shares of the Funds pursuant to a distribution agreement approved by the Trustees. David G. Van Hooser and Constance L. Souders are Directors of the Distributor. Ms. Souders is President and Secretary of the Distributor. The Distributor is a Delaware corporation, a registered broker-dealer and a wholly owned subsidiary of the Adviser.

  Harbor Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on Harbor Fund's behalf. Harbor Fund is deemed to have received a purchase or redemption order when an authorized broker or, if applicable, the broker's authorized designee, receives the order prior to the close of regular trading on the New York Stock Exchange. Shareholders' orders will be priced at the net asset value per share next determined after they are accepted in good order by an authorized broker or the broker's authorized designee.

  Harbor Transfer, Inc. (the "Shareholder Servicing Agent") acts as the shareholder servicing agent for each Fund and in that capacity maintains certain financial and accounting records of the Funds. Its mailing address is P.O. Box 10048, Toledo, Ohio 43699-0048. The Shareholder Servicing Agent is a Delaware corporation, a registered transfer agent and a wholly-owned subsidiary of the Adviser. David G. Van Hooser and Constance L. Souders are Directors of the Shareholder Servicing Agent. Constance L. Souders is President and Karen B. Wasil is Secretary of the Shareholder Servicing Agent. The Shareholder Servicing Agreement has been approved by the Trustees of the Fund and provides for compensation in the following amounts per class of each Fund:

SHARE CLASS                            FEES
----------------------------------------------------------
Institutional            0.0525% of the average daily net
  Class..............    assets of all Investor Class
                         shares.
Retirement Class.....    0.0525% of the average daily net
                         assets of all Investor Class
                         shares.
Investor Class.......    0.2325% of the average daily net
                         assets of all Investor Class
                         shares.

  The Fund, directly or indirectly through arrangements with the Shareholder Servicing Agent, may pay fees to unaffiliated third parties that provide sub-transfer agent and sub-accounting services to Investor Class shareholders who beneficially own interests in the Fund, such as participants in retirement plans and shareholders who invest through other financial intermediaries. In these cases, the Fund will not pay fees to these unaffiliated third parties in amounts which would be greater than the costs which would be incurred if the Shareholder Servicing Agent were to perform those services on behalf of the shareholders itself.

DISTRIBUTION PLANS

  The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Retirement Class shares and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays HCA Securities compensation at the annual rate of up to 0.25% of the average daily net assets of Retirement Class shares and of Investor Class shares.

  All of the Plans compensate HCA Securities for the purpose of financing any activity which is primarily intended to result in the sale of Retirement and Investor Class shares of the Fund. Such activities include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for (other than existing shareholders) prospective shareholders; overhead; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering each Plan.

  Amounts payable by the Fund under the Plans need not be directly related to the expenses actually incurred by HCA Securities on behalf of the Fund. The Plans do not obligate the Fund to reimburse HCA Securities for the actual expenses HCA Securities may incur in fulfilling its obligations under the Plans. Thus, even if HCA Securities' actual expenses exceed the fee payable to HCA Securities at any given time, the Fund will not be obligated to pay more than that fee. If HCA Securities' expenses are less than the fee it receives, HCA Securities will retain the full amount of the fee.

  HCA Securities may from time to time waive or reduce any portion of its 12b-1 fee for Retirement Class shares and Investor Class shares. Voluntary fee waivers or reductions may be rescinded at any time without further notice to investors. During periods of voluntary fee waivers or reductions, HCA Securities will retain its ability to be reimbursed for such fee prior to the end of each fiscal year.

  Selected dealers and other institutions entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class over another. Under the Plans, certain financial institutions which have entered into service agreements and which sell shares of the Fund on an agency basis, may receive payments from the Fund pursuant to the respective Plans. HCA Securities does not act as principal, but rather as agent for the Fund, in making dealer incentive and shareholder servicing payments to dealers and other financial institutions under the Plans. These payments are an obligation of the Fund and not of HCA Securities.

  Payments for distribution and service fees are accrued daily and may not exceed 0.25% per annum of daily net assets attributable to Retirement Class shares and Investor Class shares, respectively. Expense incurred by HCA Securities under the Plans may not be carried forward for reimbursement by the Retirement Class shares or Investor Class shares of the Fund beyond 12 months from the date such expenses were incurred.

  Payments pursuant to the Plans are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD").

  As required by Rule 12b-1, the Plans and related forms of shareholder service agreements were approved by the Board of Trustees, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the "Rule 12b-1 Trustees"). In approving the Plans in accordance with the requirements of Rule 12b-1, the trustees considered various factors and determined that there is a reasonable likelihood that the Plans would benefit each class of the Fund and its respective shareholders.

  The anticipated benefits that may result from the Plans with respect the Fund and/or the classes of the Fund and/or the classes of the Fund and its shareholders include but are not limited to the following: (1) lower brokerage costs; (2) relatively predictable flow of cash; and (3) a well-developed, dependable network of shareholder service agents to help to curb sharp fluctuations in rates of redemptions and sales, thereby reducing the chance that an unanticipated increase in net redemptions could adversely affect the performance of the Fund.

  Unless terminated earlier in accordance with their terms, the Plans continue from year to year as long as such continuance is specifically approved, in person, at least annually by the Board of Trustees, including a majority of the Rule 12b-1 Trustees. A Plan may be terminated as to the Fund or class by the vote of a majority of the Rule 12b-1 Trustees or, with respect to a particular class, by the vote of a majority of the outstanding voting securities of that class.

  Any change in the Plans that would increase materially the distribution expenses paid by the applicable class requires shareholder approval; otherwise, the Plans may be amended by the trustees, including a majority of the Rule 12b-1 Trustees, by votes cast in person at a meeting called for the purpose of voting upon such amendment. As long as the Plans are in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent Trustees.

  CODE OF ETHICS. Harbor Fund, the Adviser, the Distributor and the Subadviser have each adopted a code of ethics which complies in all material respects with Rule 17j-1 under the Investment Company Act. These codes of ethics are designed to prevent trustees/ directors, officers and designated employees ("Access Persons") who have access to information concerning portfolio securities transactions of Harbor Fund from using that information for their personal benefit or to the disadvantage of Harbor Fund. The codes of ethics do permit Access Persons to engage in personal securities transactions for their own account, including securities which may be purchased or held by Harbor Fund, but impose significant restrictions on such transactions and require Access Persons to report all of their personal securities transactions (except for transactions in certain securities where the potential for a conflict of interest is very low such as open-end mutual fund shares and money market instruments). Each of the codes of ethics are on public file with and are available from the Securities and Exchange Commission.

  Because the Subadviser is an entity not otherwise affiliated with Harbor Fund or the Adviser, the Adviser has delegated responsibility for monitoring the personal trading activities of the Subadviser's personnel to the Subadviser. The Subadviser provides Harbor Fund's Board of Trustees with a quarterly certification of the Subadviser's compliance with its code of ethics and with Rule 17j-1 and a report of any significant violations of its code.

                             PORTFOLIO TRANSACTIONS

  The Subadviser is responsible for making specific decisions to buy and sell securities for the Fund that it manages. It is also responsible for selecting brokers and dealers to effect these transactions and negotiating, if possible, brokerage commissions and dealers' charges.

  Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

  The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Adviser and the Subadviser attempt to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund and other clients on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

  Under the Investment Advisory Agreement and Subadvisory Contract and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or the Subadviser may cause the Fund to pay a commission to broker-dealers who provide brokerage and research services to the Adviser or the Subadviser for effecting a securities transaction for the Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Adviser or the Subadviser determines in good faith that the greater commission is reasonable relative to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Adviser's or Subadviser's overall responsibilities to the Fund or to its other clients. The term "brokerage and research services' includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

  Although commissions paid on every transaction will, in the judgment of the Adviser or the Subadviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser's or Subadviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

  Research provided by brokers is used for the benefit of all of the clients of the Adviser or the Subadviser and not solely or necessarily for the benefit of the Fund. The Adviser's and the Subadviser's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Adviser or the Subadviser as a consideration in the selection of brokers to execute portfolio transactions.

  In certain instances there may be securities which are suitable for the Fund's portfolio as well as for that of another Fund or one or more of the other clients of the Adviser or the Subadviser. Investment decisions for a Fund and for the Adviser's or Subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. Harbor Fund believes that over time its ability to participate in volume transactions will produce better executions for the Fund.

  The investment advisory fee that the Fund pays to the Adviser will not be reduced as a consequence of the Adviser's or Subadviser's receipt of brokerage and research services. To the extent the Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or a Subadviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or a Subadviser in carrying out its obligations to the Fund.

                                NET ASSET VALUE

  The net asset value per share of the Fund is determined by the Fund's Custodian after the close of regular trading on the New York Stock Exchange (normally 4 p.m., Eastern time) on each day when the New York Stock Exchange is open for trading. If the Exchange closes early, determination of net asset value will be accelerated to that time. The New York Stock Exchange is generally closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

  Portfolio securities of the Fund, are valued as follows: (a) stocks which are traded on any U.S. stock exchange or the National Association of Securities Dealers NASDAQ System ("NASDAQ") are valued at the last sale price on that exchange or NASDAQ on the valuation day or, if no sale occurs, at the mean between the closing bid and closing asked price; (b) over-the-counter stocks not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and the asked prices; (c) securities listed or traded on foreign exchanges (including foreign exchanges whose operations are similar to the U.S. over-the-counter market) are valued at the last sale price on that exchange on the valuation day or, if no sale occurs, at the official bid price (both the last sale price and the official bid price are determined as of the close of the London Stock Exchange); (d) debt securities are valued at prices supplied by a pricing agent selected by the Adviser or Subadviser, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques if those prices are deemed by the Adviser or Subadviser to be representative of market values at the close of business of the New York Stock Exchange; (e) options and futures contracts are valued at the last sale price on the market where any such option or futures contract is principally traded; (f) forward foreign currency exchange contracts are valued at their respective fair market values determined on the basis of the mean between the last current bid and asked prices based on quotations supplied to a pricing service by independent dealers; and (g) all other securities and other assets, including debt securities, for which prices are supplied by a pricing agent but are not deemed by the Adviser or Subadviser to be representative of market values, or for which prices are not available, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotation is available, are valued at fair value as determined in good faith by the Trustees, although the actual calculation may be done by others. Money market instruments held by the Funds with a remaining maturity of 60 days or less will be valued by the amortized cost method.

  Portfolio securities traded on more than one U.S. national securities exchange or foreign securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of any assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the regular trading on the New York Stock Exchange will not be reflected in the Fund's calculation of net asset values unless the Fund's valuation committee deems that the particular event would materially affect net asset value, in which case an adjustment will be made.

  The proceeds received by the Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect to such Fund and with a share of the general liabilities of Harbor Fund. Expenses with respect to any two or more Funds are to be allocated in proportion to the net asset values of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

                       PERFORMANCE AND YIELD INFORMATION

  The average annual total return of the Fund is determined for a particular period by calculating the actual dollar amount of the investment return on a $1,000 investment in the Fund made at the maximum public offering price (i.e., net asset value) at the beginning of the period, and then calculating the annual compounded rate of return which would produce that amount. Total return for a period of one year is equal to the actual return of the Fund during that period. This calculation assumes that all dividends and distributions are reinvested at net asset value on the reinvestment dates during the period.

  The yield of the Fund is computed by dividing its net investment income earned during a recent thirty-day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and maximum offering price (i.e., net asset value) per share on the last day of the period. The results are compounded on a bond equivalent (semiannual) basis and then annualized. Net investment income per share is equal to the Fund's dividends and interest earned during the period, reduced by accrued expenses for the period. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid to a shareholder's account or the income reported in the Fund's financial statements.

PERFORMANCE COMPARISONS

  The Fund may compare their performance to other mutual funds with similar investment objectives and to the mutual fund industry as a whole, as quoted by ranking services and publications of general interest. For example, these services or publications may include Morningstar, Lipper Analytical Services, Inc., Schabacker's Total Investment Service, CDA Technologies, SEI, Frank Russell Trust, Barron's Business Week, Changing Times, Donoghue's Money Fund Report, The Financial Times, Financial World, Forbes, Investor's Daily, Money, Morningstar Mutual Funds, Personal Investor, The Economist, The Wall Street Journal, Individual Investor, Louis Rukeyser's Wall Street, Financial World, and USA Today. These ranking services and publications rank the performance of the Funds against all other funds over specified periods and against funds in specified categories.

  The Fund may also either include presentations of, or may compare its performance to, a recognized bond index. The comparative material found in advertisements, sales literature, or in reports to shareholders may contain past or present performance ratings. This is not to be considered representative or indicative of future results or future performance.

                                TAX INFORMATION

  The Fund is treated as a separate taxpayer for federal income tax purposes.

  The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, which requires meeting certain requirements relating to its sources of income, diversification of its assets, and distribution of its income to shareholders. The Fund intends to qualify as a regulated investment company for each taxable year. As a regulated investment company, the Fund will not be subject to Federal income or excise taxes on its net investment income and net realized capital gains to the extent such income and gains are distributed to its shareholders in accordance with the timing and other requirements imposed by the Code. If a fund did not qualify as a regulated investment company, it would be treated as a U.S. corporation subject to U.S. federal income tax. The Fund will be subject to a 4% nondeductible federal excise tax on certain amounts not distributed (and not treated as having been distributed) on a timely basis in accordance with annual minimum distribution requirements. The Fund intends under normal circumstances to seek to avoid liability for such tax by satisfying such distribution requirements.

  The Fund's dividends and distributions will be paid net of any taxes required to be withheld under the Code, including "backup" and "nonresident alien" withholding taxes. Certain dividends and distributions paid by the Fund in January of a given year will be taxable to shareholders as if received on December 31 of the prior year. Distributions of net investment income, certain net foreign currency gains, and any excess of net short-term capital gain over net long-term capital loss will be taxable to shareholders as ordinary income. Distributions of the excess of net long-term capital gain over net short-term capital loss (taking into account any capital loss carryforwards used to offset net long-term or short-term capital gains) will be taxable as long-term capital gains (generally taxable for noncorporate shareholders at a maximum rate of 20%, or in rare cases 25%, depending upon the source), regardless of how long the shareholders have held their shares. For U.S. federal income tax purposes, all dividends are taxable whether a shareholder receives them in cash or reinvests them in additional shares of the distributing Fund.

  If the Fund is permitted to acquire stock of foreign corporations acquires an equity interest in a passive foreign investment company (PFIC), it could become liable for U.S. federal income tax and additional interest changes upon the receipt of certain distributions from, or the disposition of its investment in, the PFIC, even if all such income or gain is timely distributed to its shareholders. Because any credit or deduction for this tax could not be passed through to such Fund's shareholders, the tax would in effect reduce the Fund's economic return from its PFIC investment. An election may generally be available to the Fund that would ameliorate these adverse tax consequences. However, such an election could also require the Fund to recognize income (which would have to be distributed to the Fund's shareholders to avoid a tax on the Fund) without any distribution from the PFIC of cash corresponding to such income and could result in the treatment of capital gains as ordinary income.

  The federal income tax rules applicable to certain investments or transactions within the Fund are unclear in certain respects, and the Fund will be required to account for these investments or transactions under tax rules in a manner that, under certain circumstances, may affect the amount, timing or character of its distribution to shareholders. The Fund will monitor these investments or transactions to seek to ensure that it continues to comply with the tax requirements necessary to maintain its status as a regulated investment company.

  Due to certain adverse tax consequences, the Fund does not intend, absent a change in applicable law, to acquire residual interests in REMICs.

  The Fund's transactions involving options, futures contracts, forward contracts, swaps, and short sales, including such transactions that may be treated as constructive sales of appreciated positions in the Fund's portfolio and transactions that involve foreign exchange gain or loss, will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer Fund losses, cause adjustments in the holding periods of securities, convert capital gain or loss into ordinary income or loss or affect the treatment as short-term or long-term of certain capital gains and losses. These rules could therefore affect the amount, timing and character of distributions to shareholders and result in the recognition of income or gain without a corresponding receipt of cash. The Fund may therefore need to obtain cash from other sources in order to satisfy the applicable tax distribution requirements.

  Shareholders subject to the information reporting requirements of the Code, including most non-corporate shareholders, are required to provide Harbor with their social security or other taxpayer identification numbers and certain required certifications. Harbor may refuse to accept an application or may be required to withhold (as "backup withholding") 30% of reportable payments, including dividends, capital gain distributions and proceeds from the redemption or exchange of shares if such correct numbers and certifications are not provided, if a shareholder informs the Fund that backup withholding is currently applicable to the shareholder, or if the Fund is notified by the Internal Revenue Service or a broker that a number provided is incorrect or that a shareholder is subject to backup withholding for failure to report all taxable interest or dividend payments. Amounts treated as ordinary dividends to non-U.S. persons (including foreign entities) may be subject to nonresident alien withholding tax at a rate of up to 30%, and certain other payments to such persons may be subject to backup withholding at a 30% rate.

  Provided that the Fund qualifies as a regulated investment company under the Code, such Fund will be exempt from Delaware corporation income tax. As regulated investment companies, the Fund will also be exempt from the Ohio corporation franchise tax and the Ohio tax on dealers in intangibles, although certain reporting requirements, which have been waived in the past, may in the future have to be satisfied as a prerequisite for this Ohio tax exemption.

  Withdrawals under the automatic withdrawal plan and exchanges under the automatic exchange plan involve redemptions of Fund shares, which may have tax consequences for participants.

  At the time of an investor's purchase of the Fund's shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor's shares is, as a result of the distributions, reduced below the investor's cost for such shares and the distributions economically represent a return of a portion of the investment.

  Redemptions and exchanges are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund's shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. Any loss realized by a shareholder upon the redemption, exchange or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.

  All or a portion of any loss realized on a redemption or other disposition of shares may be disallowed under tax rules relating to wash sales in the event of other investments in such Fund within a period of 61 days beginning 30 days before and ending 30 days after a redemption or other disposition of shares.

  Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

  The Fund may be subject to foreign taxes with respect to its foreign investments but generally will not be eligible to make this election. Certain foreign exchange gains and losses realized by the Fund, if any, may be treated as ordinary income and losses. Investments by the Fund in zero coupon, stripped or certain other securities with original issue discount or market discount could require the Fund to liquidate investments under disadvantageous circumstances to generate cash or may have to leverage itself by borrowing the cash to satisfy distribution requirements.

  The foregoing discussion relates solely to U.S. federal income tax law for shareholders who are U.S. persons (i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates) and who are subject to tax under such law. The discussion does not address special tax rules which may be applicable to certain classes of investors, such as tax-exempt or tax-deferred plans, accounts or entities, insurance companies, and financial institutions. Dividends, capital gain distributions, and ownership of or gains realized on the exchange or redemption of shares of the Funds may also be subject to state, local or foreign taxes. In some states, a state and/or local tax exemption may be available to the extent distributions of the Fund are attributable to the interest it receives on (or in the case of intangible property taxes, the value of its assets is attributable to) direct obligations of the U.S. government, provided that in some states certain thresholds for holdings of such obligations and/or reporting requirements are satisfied. The Fund will not seek to satisfy any threshold or reporting requirement that may apply in particular taxing jurisdictions. Shareholders should consult their own tax advisers as to the federal, state or local tax consequences of ownership of shares of the Fund in their particular circumstances.

                        ORGANIZATION AND CAPITALIZATION

  GENERAL. Harbor Fund is an open-end investment company established as a Massachusetts business trust in 1986 and reorganized as a Delaware business trust in 1993. Each share represents an equal proportionate interest in the Fund to which it relates with each other share in that Fund. Shares entitle their holders to one vote per share. Shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. Pursuant to the Investment Company Act, shareholders of the Fund are required to approve the adoption of any investment advisory agreement relating to such Fund and of any changes in fundamental investment restrictions or policies of such Fund. Pursuant to an exemptive order granted by the SEC, shareholders are not required to vote to approve a new or amended subadvisory agreement. Shares of the Fund will be voted with respect to that Fund only, except for the election of Trustees and the ratification of independent accountants. The Trustees are empowered, without shareholder approval, by the Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws to create additional series of shares and to classify and reclassify any new or existing series of shares into one or more classes.

  Unless otherwise required by the Investment Company Act or the Agreement and Declaration of Trust (the "Declaration of Trust"), Harbor has no intention of holding annual meetings of shareholders. Shareholders may remove a Trustee by the affirmative vote of at least two-thirds of the Trust's outstanding shares and the Trustees shall promptly call a meeting for such purpose when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Trust. Shareholders may, under certain circumstances, communicate with other shareholders in connection with requesting a special meeting of shareholders. However, at any time that less than a majority of the Trustees holding office were elected by the shareholders, the Trustees will call a special meeting of shareholders for the purpose of electing Trustees.

  SHAREHOLDER AND TRUSTEE LIABILITY. Harbor is organized as a Delaware business trust, and, under Delaware law, the shareholders of such a trust are not generally subject to liability for the debts or obligations of the trust. Similarly, Delaware law provides that the Fund will not be liable for the debts or obligations of any other Fund. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts in such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of Harbor. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by Harbor or the Trustees. The Declaration of Trust provides for indemnification by the relevant Fund for any loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that Harbor shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Harbor and satisfy any judgment thereon. The Trustees believe that, in view of the above, the risk of personal liability of shareholders is remote.

  The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

                                   CUSTODIAN

  State Street Bank and Trust Company has been retained to act as Custodian of the Funds' assets and, in that capacity, maintains certain financial and accounting records of the Funds. The Custodian's mailing address is P.O. Box 1713, Boston, MA 02105.

                 INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS

  Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as Harbor Fund's independent auditors, providing audit services, including review and consultation in connection with various filings by Harbor Fund with the SEC and tax authorities for the fiscal year ending October 31, 2003. No financial statements exist for Harbor High-Yield Bond Fund, which commenced operations on December 1, 2002.

                                   APPENDIX A

                       DESCRIPTION OF SECURITIES RATINGS

MOODY'S INVESTORS SERVICE, INC.

  AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

  AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than with Aaa securities.

  A: Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

  BAA: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

  B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest

  CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

  C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

  Moody's applies numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

  Moody's ratings for state and municipal and other short-term obligations will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in long-term borrowing risk are of lesser importance in the short run. Symbols used will be as follows:

  MIG-1--Notes bearing this designation are of the best quality enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.

  MIG-2--Notes bearing this designation are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Market access for refinancing, in particular, is likely to be less well established.

STANDARD & POOR'S CORPORATION

  AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

  AA: Bonds rated AA also qualify as high-quality obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

  A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

  BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

  BB AND B: Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

  CCC: Bonds rated CCC are extremely vulnerable to losses from credit defaults.

  The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

  DUAL RATING DEFINITIONS: Standard & Poor's assigns "dual" ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, 'AAA/A-1+'). With short-term demand debt, Standard & Poor's note rating symbols are used with the commercial paper rating symbols (for example, 'SP-1+/A-1+').

  Municipal notes issued since July 29, 1984 are rated "SP-1," "SP-2," and "SP-3." The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added to those issues determined to possess overwhelming safety characteristics. An SP-2 designation indicates a satisfactory capacity to pay principal and interest, while an SP-3 designation indicates speculative capacity to pay principal and interest.

                               [HARBOR FUND LOGO]

                                  One SeaGate
                               Toledo, Ohio 43666
                                 1-800-422-1050
                               www.harborfund.com

11/2002/150                                                [RECYCLED PAPER LOGO]
                                                                  recycled paper